Principal® Pivot Series Variable Annuity
Prospectus dated May 1, 2021
This prospectus describes Principal® Pivot Series Variable Annuity, an individual, flexible premium, deferred variable annuity (the “Contract”), issued by Principal Life Insurance Company (“the Company”, “we”, “our” or “us”) through Principal Life Insurance Company Separate Account B (“Separate Account”).
This prospectus provides information about the Contract and the Separate Account that you, as owner, should know before investing. The prospectus should be read and retained for future reference. Additional information about the Contract and the Separate Account is included in the Statement of Additional Information (“SAI”), dated May 1, 2021, which has been filed with the Securities and Exchange Commission (the “SEC”) and is considered a part of this prospectus. You may obtain a free copy of the SAI and all additional information by writing or calling: Principal® Pivot Series Variable Annuity, Principal Financial Group, P.O. Box 9382, Des Moines, Iowa 50306-9382, Telephone: 1-800-852-4450. You can also visit the SEC’s website at www.sec.gov, which contains the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC.
These securities have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable annuities, has been prepared by the SEC's staff and is available at Investor.gov.
If you are a new investor in the Contract, you may cancel your Contract within 15 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract accumulated value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
You generally may allocate your investment in the Contract among the Separate Account divisions. Each division of the Separate Account invests in shares of a corresponding mutual fund (the “underlying mutual funds”). A list of the underlying mutual funds available under the Contract is shown in Appendix A to this prospectus.
Your accumulated value will vary according to the investment performance of the underlying mutual funds in which your selected division(s) are invested. We do not guarantee the investment performance of the underlying mutual funds.
For any administrative questions, you may contact us by writing or calling: Principal® Pivot Series Variable Annuity, Principal Financial Group, P.O. Box 9382, Des Moines, Iowa 50306-9382, Telephone: 1-800-852-4450.
Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for underlying mutual funds available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Company electronically by following instructions provided by the Company. You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-852-4450. Your election to receive reports in paper will apply to all underlying mutual funds available as investment options under your Contract.
You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of the reports, you can inform the Company by calling 1-800-852-4450. Your election to receive reports in paper will apply to all underlying mutual funds available as investment options under your annuity contract.
This prospectus describes all material features of the Contract and any material differences due to state variations.
An investment in the Contract is not a deposit or obligation of any bank and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency.
No person is authorized to give any information or to make any representation in connection with this Contract other than those contained in this prospectus.

1.GLOSSARY
The terms defined below are used throughout this prospectus.
accumulated value – the sum of the values in the Separate Account divisions.
anniversary(ies) – the same day and month of each year following the contract date.
annuitant – the person, including any joint annuitant, on whose life the annuity benefit payment and deferred income payment, as applicable, is based. This person may or may not be the owner.
annuitization – application of a portion or all of the accumulated value to an annuity benefit payment option to make income payments.
annuitization date – the date all of the owner’s accumulated value is applied to an annuity benefit payment option.
Automatic Portfolio Rebalancing (APR) – the transfer of money among your Separate Account divisions on a set schedule to maintain a specified percentage in each Separate Account division.
cash surrender value – the accumulated value minus any applicable surrender charges and fee(s) (contract fee and/or prorated share of the charge(s) for optional rider(s)).
contract date – the date the Contract becomes effective and is used to determine contract years.
contract year – the one-year period beginning on the contract date and ending one day before the contract anniversary and any subsequent one-year period beginning on a contract anniversary (for example, if the contract date is February 5, 2021, the first contract year ends on February 4, 2022, and the first contract anniversary falls on February 5, 2022).
data page – that portion of the Contract which contains the following: owner and annuitant data (names, gender, annuitant age); the contract date; maximum annuitization date; Contract charges and limits; benefits; and a summary of any optional benefits chosen by the Contract owner.
deferred income transfers – moving a portion of your accumulated value to purchase a deferred income payment option.
division(s) – refer to the term “Separate Account division” in this Glossary.
free surrender amount – the amount that can be surrendered without surrender charges.
good order – an instruction or request is in good order when it is received in our home office, or other place we may specify, and has such clarity and completeness that we do not have to exercise any discretion to carry out the instruction or request. We may require that the instruction or request be given in a certain form.
home office – Company’s corporate headquarters located at Principal Financial Group, Des Moines, Iowa 50392-1770.
inactive contract status – this status applies when at least one deferred income transfer has been made and the Contract accumulated value is reduced to zero. Except for the Flexible Pension Builder Rider and its benefits, all other rights and benefits under the Contract (including death benefits) end, and no additional premium payments will be accepted.
investment options – the Separate Account divisions.
joint annuitant – an annuitant whose life determines the annuity benefit under this Contract. Any reference to the death of the annuitant means the death of the first annuitant to die.
joint owner – an owner who has an undivided interest with the right of survivorship in this Contract with another owner. Any reference to the death of the owner means the death of the first owner to die.

non-qualified contract – a contract that does not qualify for favorable tax treatment as a Qualified Plan, Individual Retirement Annuity, Roth IRA, SEP IRA, Simple-IRA or Tax Sheltered Annuity.
notice – any form of communication received by us, at the home office, either in writing or in another form approved by us in advance.
Your notices may be mailed to us at:
Principal Life Insurance Company
P.O. Box 9382
Des Moines, Iowa 50306-9382
owner – owns all the rights and privileges of this Contract (includes a joint owner, if any). If the owner is not a natural person, the owner must be an entity with its own taxpayer identification number.
premium payments – the total amount you contributed to the Contract.
qualified plans – retirement plans that receive favorable tax treatment under Section 401 or 403(a) of the Internal Revenue Code.
Required Minimum Distribution (“RMD”) amount – the amount required to be distributed each calendar year for purposes of satisfying the RMD rules of Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, and related Code provisions.
Separate Account division (division(s)) – a part of the Separate Account that invests in shares of an underlying mutual fund. (Referred to in the marketing materials as “sub-accounts.”)
Separate Account division value – the sum of all divisions’ values; each division’s value is determined by multiplying the number of units in that division by the unit value of that division.
surrender - the withdrawal of all or part of the accumulated value of your Contract.
surrender charge – the charge deducted upon certain partial surrenders or total surrender of the Contract accumulated value before the annuitization date.
surrender value – the accumulated value minus any applicable surrender charges and fee(s) (contract fee and/or prorated share of the charge(s) for optional rider(s)).
transfer – moving all or a portion of your accumulated value to or from one investment option or among several investment options. All transfers initiated during the same valuation period are considered to be one transfer for purposes of calculating the transaction fee, if any.
underlying mutual fund – a registered open-end investment company, or a series or portfolio thereof, in which a division invests.
unit – the accounting measure used to determine your proportionate interest in a division.
unit value – a measure used to determine the value of an investment in a division.
valuation date (valuation days) – each day the New York Stock Exchange (“NYSE”) is open for trading and trading is not restricted.
valuation period – the period of time from one determination of the value of a unit of a division to the next. Each valuation period begins at the close of normal trading on the NYSE, generally 4:00 p.m. Eastern Time, on each valuation date and ends at the close of normal trading of the NYSE on the next valuation date.
we, our, us – Principal Life Insurance Company. We are also referred to throughout this prospectus as the Company.
you, your – the owner of this Contract, including any joint owner.

2.     KEY INFORMATION
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

	FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals For applications signed on or after April 6, 2017 For applications signed before April 6, 2017

If you withdraw money from your Contract within five years following your last premium payment, you will be assessed a surrender charge. The maximum surrender charge is 6% of the amount withdrawn during the first three contract years, declining down to 0% over the 5-year time period. For example, if you make an early withdrawal within the first three contract years, you could pay a surrender charge of up to $6,000 on a $100,000 investment.

	If you withdraw money from your Contract within seven years following your last premium payment, you will be assessed a surrender charge. The maximum surrender charge is 6% of the amount withdrawn during the first three contract years, declining down to 0% over the 7-year time period. For example, if you make an early withdrawal within the first three contract years, you could pay a surrender charge of up to $6,000 on a $100,000 investment.	7. CHARGES – Deferred Sales Load (“Surrender Charge”)
Transaction Charges	In addition to surrender charges, you may also be charged for other transactions, such as when you exceed more than 12 unscheduled partial surrenders in a contract year or you make more than one unscheduled transfer in a contract year.	7. CHARGES – Transaction Fees

Ongoing Fees and Expenses (annual charges)
The following part of the table describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your data page for information about the specific fees you will pay each year based on the options you have selected.
	ANNUAL FEE	MINIMUM	MAXIMUM	LOCATION IN PROSPECTUS
	1. Base contract[1] For applications signed on or after May 1, 2018 For applications signed on or after April 6, 2017 and before May 1, 2018 For applications signed before April 6, 2017	0.75% 1.00% 1.15%	0.75% 1.00% 1.15%	7. CHARGES – Base Contract Annual Expenses
	2. Investment options (underlying mutual fund fees and expenses)[2]	0.47%	2.62%	APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
	3. Optional death benefit available for an additional charge[3]	0.35%	0.45%	7. CHARGES

[1]
This fee reflects the Mortality and Expense Risks Charge and Administration Charge. We assess each division with a daily charge. The annual rate of the charge is the percentage of the average daily net assets of the Separate Account divisions.

[2]	As a percentage of the average net underlying mutual fund assets.

[3]	Quarterly charge as a percentage of the average quarterly accumulated value.

Lowest and Highest Annual Cost Table

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, this table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

LOWEST ANNUAL COST $1,103.00	HIGHEST ANNUAL COST $3,100.60
Assumes:	Assumes:

●  Investment of $100,000

●  5% annual appreciation

●  Least expensive combination of Base Contract charge and underlying mutual fund fees and expenses

●  No optional benefits

●  No sales charges

●  No additional purchase payments, transfers or withdrawals

●  Investment of $100,000

●  5% annual appreciation

●  Most expensive combination of Base Contract charge, optional benefits, and underlying mutual fund fees and expenses

●  No sales charges

●  No additional purchase payments, transfers or withdrawals

	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Contract.	5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT – Poor Investment Performance
Not a Short-Term Investment
This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

Surrender charges apply for up to five years following your last premium payment (for applications signed on or after April 6, 2017; seven years if signed earlier). These charges will reduce the value of your Contract if you withdraw money during that time.
5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT – Liquidity Risk
Risks Associated with Investment Options
•  An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract.

•  Each investment option has its own unique risks.

•  You should review the prospectuses for the available underlying mutual funds before making an investment decision.
5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Insurance Company Risks
An investment in the Contract is subject to the risks related to the Company. Any obligations, guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request by calling 1-800-852-4450.
5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT – Insurance Company Risks

	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
•Limitations on Transfers – We reserve the right to charge you for each unscheduled transfer after the first unscheduled transfer in a contract year. We also reserve the right to limit transfers in circumstances where frequent transfers have been made.

•Removal or Substitution of Underlying Mutual Funds - We reserve the right to remove, close or substitute the underlying mutual funds that are available as investment options under the Contract.
8. GENERAL DESCRIPTION OF THE CONTRACT – Frequent Transfers among Divisions 8. GENERAL DESCRIPTION OF THE CONTRACT – Contract or Registrant Changes
Optional Benefits

For applications signed on or after April 6, 2017, the following optional riders were available:

For applications signed before April 6, 2017, the following optional riders were available:
	Return of Premium Death Benefit; and Annual Step-Up Death Benefit Liquidity Max (“No Surrender Charge Rider;”) Return of Premium Death Benefit; and Annual Step-Up Death Benefit	10. BENEFITS AVAILABLE UNDER THE CONTRACT - Optional Death Benefit Riders 10. BENEFITS AVAILABLE UNDER THE CONTRACT - Liquidity Max

	TAXES	LOCATION IN PROSPECTUS
Tax Implications
•  You should consult with a tax professional to determine the tax implications of an investment in, withdrawals from and surrenders of this Contract.

•  If you purchase the Contract through a tax-qualified plan or individual retirement account (IRA), such plan or IRA already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in such other investments. The tax deferral of the annuity does not provide any additional tax benefits for such a plan or IRA.

•  Premiums that are made on a pre-tax basis and earnings on your Contract are taxed at ordinary income tax rates when you withdraw them. You also may have to pay a 10% penalty tax if you take a withdrawal before age 59 1/2.
13. TAXES
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Financial Professional Compensation
Your financial professional may receive compensation in the form of commissions for selling this Contract to you. Your financial professional may have a financial incentive to offer or recommend this Contract over another investment.
11. PURCHASES AND CONTRACT VALUE – Distribution of the Contract

3.    OVERVIEW OF THE CONTRACT
Purpose
The purpose of this Contract is to help you accumulate assets through allocation to underlying mutual fund investments and assist you with your long-term retirement planning or other long-term financial needs. Through payments under the Flexible Pension Builder Rider (if applicable) or payments under the annuitization feature, the Contract can supplement your retirement income by providing a stream of periodic payments. The Contract also offers death benefits (including a choice from two optional enhanced death benefits) to protect your designated beneficiaries.
This Contract may be appropriate for you if you have a long term investment horizon, want possible tax-deferred growth, want a death benefit, or want to protect against the risk of you or your spouse outliving your income.
Phases of Contract
Your Contract has two periods - an accumulation period and an annuitization period.
Accumulation Period
To help you accumulate assets during the accumulation period, you can allocate your premium payments to a selection of investment options. Each investment option invests in an underlying mutual fund, each of which has its own investment strategies, investment adviser(s), expense ratios, and returns.

Additional information about the underlying mutual funds in which the divisions invest is provided in APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
For those owners with the Flexible Pension Builder rider, the owner may move all or a portion of his or her accumulated value to a deferred income payment option during the accumulation phase. Making such a deferred income transfer results in amounts in your Contract being moved from the divisions to the General Account. See 10. BENEFITS UNDER THE CONTRACT - Flexible Pension Builder Rider.

Annuitization Period
Any time after the first contract year, you can elect to annuitize your Contract and convert your accumulated value into a fixed stream of income payments. You also have the right to partially annuitize a portion of your accumulated value any time after the first contract year. You may select when you want the payments to begin.
We offer fixed annuity benefit payments only. No surrender charge is imposed on any portion of your accumulated value that has been annuitized. All benefits under this Contract (except any rights under the Flexible Pension Builder rider, if applicable) terminate when you annuitize your entire accumulated value.
See 9. ANNUITY PERIOD.
Contract Features
This annuity is designed to accumulate value and to provide retirement income that you cannot outlive or that continues for a specified period of time. The annuity’s primary features include: a death benefit (without surrender charges), including two optional death benefits from which you can choose one for an extra charge; the ability to annuitize the Contract, which provides a fixed stream of income payments; and a Flexible Pension Builder rider (automatically included with Contract for people of certain ages).
Death Benefit
•    The standard death benefit is the accumulated value.
•    At the time the application is signed, you may select one of the following optional death benefit riders if the oldest owner is younger than age 80 (for applications signed before April 1, 2017, the age is 71):
1. Return of Premium Death Benefit Rider - the death benefit under this rider is the greater of:
(a) the standard death benefit; or
(b) the total of premium payments.
2. Annual Step-Up Death Benefit Rider - the death benefit under this rider is the greatest of:
(a) the standard death benefit; or
(b) the total of premium payments; or
(c) the highest accumulated value on any Contract anniversary prior to the lock-in date (for more information on the lock-in date, see 10. BENEFITS AVAILABLE UNDER THE CONTRACT – Death Benefit).
These death benefit amounts will be adjusted for premium payments, partial surrenders, partial annuitizations, and deferred income transfers.
If you are purchasing the Pivot Series Variable Annuity as an Individual Retirement Annuity (IRA), as defined in Internal Revenue Code Sections 408(b)(k)(p) and 408A, election of the Return of Premium Death Benefit or the Annual Step-Up Death Benefit may be required by certain broker dealers.
See 10. BENEFITS AVAILABLE UNDER THE CONTRACT.
Annuity Benefit Payments
•    You may choose from several fixed annuity benefit payment options which are described in 9. ANNUITY PERIOD.
•    Payments are made to the owner (or beneficiary depending on the annuity benefit payment option selected). You should carefully consider the tax implications of each annuity benefit payment option. See 9. ANNUITY PERIOD and 14. TAXES.
Flexible Pension Builder Rider (f/k/a Deferred Income Rider)
The Flexible Pension Builder Rider can provide you with a stream of income payments that will start at a date in the future that you select. Before making deferred income transfers, you should consider your liquidity needs because deferred income transfers cannot be surrendered after the 10 day cancellation period; those amounts are accessible only through the future stream of fixed income payments created by deferred income transfers.

The Flexible Pension Builder Rider is automatically issued at no additional cost when:
•    the owner and annuitant are the same (except for a non-natural owner);
•    the Contract does not have joint owners and/or joint annuitants; and
•    for qualified contracts, the issue age is less than 67.
See 10. BENEFITS AVAILABLE UNDER THE CONTRACT.
Tax Treatment
Your premium payments accumulate on a tax-deferred basis. Your earnings are not taxed until money is taken out of the Contract, such as when: you make a withdrawal; you receive an income payment; or a death benefit is paid.
Waiver of Surrender Charge Rider
This rider is automatically added to the Contract at issue (subject to state approval and state variations may apply). There is no additional charge for this benefit.
This rider waives the surrender charge on surrenders made after the first Contract anniversary if the owner or annuitant has a critical need. A critical need is limited to confinement to a health care facility, terminal illness diagnosis, or total and permanent disability.
The benefits are available for a critical need if the following conditions are met:
•the owner or annuitant has a critical need; and
•the critical need did not exist before the contract date.
For the purposes of this rider, the following definitions apply:
•health care facility - a licensed hospital or inpatient nursing facility providing daily medical treatment and keeping daily medical records for each patient (not primarily providing just residency or retirement care). This does not include a facility owned or operated by the owner, annuitant or a member of their immediate family. If the critical need is confinement to a health care facility, the confinement must continue for at least 60 consecutive days after the contract date and the surrender must occur within 90 days of the confinement’s end. Notice must be provided within 90 days after confinement ends.
•terminal illness - sickness or injury that results in the owner’s or annuitant’s life expectancy being 12 months or less from the date notice to receive a distribution from the Contract is received by the Company.
•total and permanent disability - the owner or annuitant is unable to engage in any occupation for pay or profit due to sickness or injury.

4.    FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your data page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender or make withdrawals from the Contract, or transfer accumulated value between underlying investment options.
Transaction Expenses

Contract owner transaction expenses(1)
	Maximum	Current
Deferred Sales Load (or Surrender Charge) - as a percentage of amount surrendered(2)	6%	6%
Transaction Fees
• for each unscheduled partial surrender	the lesser of $25 or 2% of each unscheduled partial surrender after the 12th unscheduled partial surrender in a contract year	$0
• for each unscheduled transfer(3)	the lesser of $25 or 2% of each unscheduled transfer after the first unscheduled transfer in a contract year	$0
State Premium Taxes (vary by state)(4)	3.50% of premium payments made	0%
(1) For additional information about the fees and expenses described in the table, see 7. CHARGES.
(2) Surrender charge (as a percentage of amounts surrendered):
For applications signed on or after April 6, 2017

Table of surrender charges
Number of completed contract years since each premium payment was made	Surrender charge applied to all premium payments received in that contract year
0 (year of premium payment)	6%
1	6%
2	6%
3	5%
4	4%
5 and later	0%
For applications signed before April 6, 2017

Table of surrender charges
Number of completed contract years since each premium payment was made	Surrender charge applied to all premium payments received in that contract year
0 (year of premium payment)	6%
1	6%
2	6%
3	5%
4	4%
5	3%
6	2%
7 and later	0%
(3) Note that in addition to the fees shown, the Separate Account and/or sponsors of the underlying mutual funds may adopt requirements pursuant to rules and/or regulations adopted by federal and/or state regulators which require us to collect additional transaction fees and/or impose restrictions on transfers.
(4) We do not currently assess premium taxes for any Contract issued but reserve the right in the future to assess up to 3.50% of premium payments made for Contract owners in those states where a premium tax is assessed.

Annual Contract Expenses
The next table describes the fees and expenses you will pay each year during the time you own the Contract (not including underlying mutual fund fees and expenses).
If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses
	Maximum Annual Charge	Current Annual Charge
Administrative Expenses (waived for Contracts with accumulated value of $30,000 or more)	The lesser of $30 or 2.00% of the accumulated value	The lesser of $30 or 2.00% of the accumulated value
Base Contract Expenses (as a percentage of average daily Separate Account value)

For applications signed on or after May 1, 2018

For applications signed on or after April 6, 2017 and before May 1, 2018

For applications signed before April 6, 2017
	0.75% 1.45% 1.45%	0.75% 1.00% 1.15%
Optional Benefit Expenses(1) (as a percentage of the average quarterly accumulated value)

Return of Premium Death Benefit Rider

For applications signed on or after April 6, 2017

For applications signed before April 6, 2017
	0.50% 0.35%	0.35% 0.20%
Annual Step-up Death Benefit Rider For applications signed on or after April 6, 2017 For applications signed before April 6, 2017	0.60% 0.50%	0.45% 0.35%
Liquidity Max (not available for purchase after April 6, 2017)	0.55%	0.25%
(1) For applications signed before April 6, 2017, there also was an optional benefit called Liquidity Max. The maximum annual charge for the benefit was 0.55% of the average daily Separate Account value. For those contract owners with that benefit, their current annual charge for the benefit is 0.25% of the average daily Separate Account value.

Annual Underlying Mutual Fund Expenses
The next table shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you own the Contract (before any fee waiver or expense reimbursement). A complete list of the underlying mutual funds available under the Contract, including their annual expenses, may be found in APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.

Minimum and Maximum Annual Underlying Mutual Fund Operating Expenses as of December 31, 2020
	Minimum	Maximum
Total annual underlying mutual fund operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.47%	2.62%
Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual mutual fund expenses.

The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual mutual fund expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your Contract at the end of the applicable time period:	1 year $10,008	3 years $19,269	5 years $26,758	10 years $46,564
If you annuitize at the end of the applicable time period:	1 year $4,588	3 years $13,810	5 years $23,092	10 years $46,564
If you do not surrender your Contract:	1 year $4,588	3 years $13,810	5 years $23,092	10 years $46,564

5.    PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

This section is intended to summarize the principal risks of investing in the Contract. Additional risks and details regarding various risks and benefits of investing in the policy are described in the relevant sections of the Prospectus and SAI.
Poor Investment Performance
You can lose money by investing in this Contract, including loss of principal. An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options you choose. You bear the risk of any decline in your Contract’s accumulated value resulting from the performance of the investment options you have chosen. Each investment option has its own unique risks. For more information about the risks of investing in a particular underlying mutual fund see that fund’s prospectus, which you should review before making an investment decision. To see the funds' prospectus, go to the following website: www.principal.com/PivotSeriesReport.

Liquidity Risk
This Contract is not suitable as a short-term savings vehicle and is not appropriate if you need ready access to cash. The benefit of tax deferral are better for investors with long time horizons. Surrender charges apply for up to five years after your last premium payment (seven years for applications signed before April 6, 2017) and these charges will reduce the value of your Contract if you withdraw money during that time. Taking withdrawals could substantially reduce or even terminate the benefits available under the Contract. There also may be adverse tax consequences if you take early withdrawals from the Contract.
Fees and Charges
We reserve the right to increase the fees and charges under the Contract up to the maximum guaranteed fees and charges stated in the prospectus.
Alternatives to the Contract
Other contracts or investments may provide more favorable returns or benefits than the Contract.
Potentially Harmful Transfer Activity
This Contract is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the Contract is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other contract owners. We have limitations and restrictions on transfer activity, which we apply to all owners of the Contract without exception. (See 8. GENERAL DESCRIPTION OF THE CONTRACT - Frequent Transfers among Divisions).
Tax Law Changes
The tax risk associated with your Contract includes the possibility of a change in the federal income tax laws that apply to your Contract, or of the current interpretations of the laws by the IRS, which could have retroactive effects regardless of the date of enactment or publication.
Insurance Company Risks
An investment in the Contract is subject to the risks related to the Company, including that any obligations, guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, can be found by visiting www.principal.com.
Risks Affecting Our Administration of Your Contract
Our operations and/or the activities and operations of our service providers and business partners are subject to certain risks that are beyond our control, including systems failures, cyber-attacks, and pandemics (and similar events). These risks are common to all insurers and financial service providers and could materially impact our ability to administer the Contract.
6. GENERAL DESCRIPTION OF INSURANCE COMPANY, SEPARATE ACCOUNT AND MUTUAL FUND COMPANIES

The Insurance Company
The obligations under the Contract (including death benefits, living benefits, or other benefits available under the Contract) are obligations of Principal Life Insurance Company and are subject to the Company’s claims-paying ability and financial strength. The Company’s business address is 711 High Street, Des Moines, IA 50392.

The Separate Account
Separate Account B is a separate account we established to receive and invest premium payments made by owners of our variable annuity products. Separate Account B is divided into divisions. The assets of each division invest in a corresponding underlying mutual fund. New divisions may be added and made available and divisions may also be eliminated. These changes will be made in a manner that is consistent with applicable laws and regulations.
We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal or be greater than the total of the payments you make to us.

The Separate Account is not affected by the rate of return of our General Account or by the investment performance of any of our other assets. Any income, gain, or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract may not be charged with liabilities arising from any of our other businesses. The Company is obligated to pay all amounts promised to investors under the Contracts.
Any Contract obligations in excess of the Separate Account value (for example, annuity benefit payments and death benefit payment(s)) become obligations of the General Account and will be subject to the rights of the Company’s other creditors and its overall claims paying ability.
The Underlying Mutual Funds
Information regarding each underlying mutual fund, including (i) its name, (ii) its type, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in Appendix A to this prospectus. Each underlying mutual fund has issued a prospectus that contains more detailed information about the underlying mutual fund. If you wish to receive paper copies of the prospectuses for the underlying mutual funds, you can inform the Company by calling 1-800-852-4450. You also can obtain a copy by visiting the following website: www.principal.com/PivotSeriesReport.
Voting Rights
We vote shares of the underlying mutual funds owned by the Separate Account according to the instructions of Contract owners.
We will notify you of shareholder meetings of the mutual funds underlying the divisions in which you hold units. We will send you proxy materials and instructions for you to provide voting instructions to us. We will arrange for the handling and tallying of proxies received from you and other owners. If you give no voting instructions, we will vote those shares in the same proportion as shares for which we received instructions. Because there is no required minimum number of votes, a small number of votes can have a disproportionate effect.
We determine the number of fund shares that you may instruct us to vote by allocating one vote for each $100 of accumulated value in the division. Fractional votes are allocated for amounts less than $100. We determine the number of underlying mutual fund shares you may instruct us to vote as of the record date established by the underlying mutual fund for its shareholder meeting. In the event that applicable law changes or we are required by regulators to disregard voting instructions, we may decide to vote the shares of the underlying mutual funds in our own right.
7. CHARGES
Certain charges are deducted under the Contract. If the charge is not sufficient to cover our costs, we bear the loss. If the expense is more than our costs, the excess is profit to the Company. We expect a profit from all the fees and charges listed below, except the Annual Administrative Expenses Fee, Transaction Fee and Premium Tax.
In addition to the charges under the Contract, there are also deductions from and expenses paid out of the assets of the underlying mutual funds which are described in the underlying mutual funds’ prospectuses.
Deferred Sales Load (“Surrender Charge”)
No sales charge is collected or deducted when premium payments are applied under the Contract. A surrender charge is assessed on certain total or partial surrenders. The surrender charge would be deducted from the accumulated value remaining in the investment option(s) from which the amount is surrendered.
If you specify surrender allocation percentages as part of a partial surrender request, the allocation percentages will also apply to the surrender charges. If you do not provide us with specific percentages, we will use your premium payment allocation percentages for the partial surrender, which will also apply to the surrender charges.

The amounts we receive from the surrender charge are used to cover some of the expenses of the sale of the Contract (primarily commissions, as well as other promotional or distribution expenses). If the surrender charge collected is not enough to cover the actual costs of distribution, the costs are paid from the Company’s General Account assets which include profit, if any, from the mortality and expense risks charge.
NOTE: If you plan to make multiple premium payments, you need to be aware that each premium payment has its own surrender charge period (shown below). The surrender charge for any total or partial surrender is a percentage of all premium payments surrendered which were received by us during the contract years prior to the surrender. The applicable percentage which is applied to the premium payments surrendered is determined by the following tables.
Surrender charge (as a percentage of amounts surrendered):
For applications signed on or after April 6, 2017

Table of surrender charges
Number of completed contract years since each premium payment was made	Surrender charge applied to all premium payments received in that contract year
0 (year of premium payment)	6%
1	6%
2	6%
3	5%
4	4%
5 and later	0%

For applications signed before April 6, 2017

Table of surrender charges
Number of completed contract years since each premium payment was made	Surrender charge applied to all premium payments received in that contract year
0 (year of premium payment)	6%
1	6%
2	6%
3	5%
4	4%
5	3%
6	2%
7 and later	0%
Each premium payment begins in year 0 for purposes of calculating the percentage applied to that premium payment. However, premium payments are added together by contract year for purposes of determining the applicable surrender charge. If your contract year begins April 1 and ends March 31 the following year, all premium payments received during that period are considered to have been made in that contract year.
For purpose of calculating surrender charges, we assume that surrenders and transfers are made in the following order:
•first from premium payments no longer subject to a surrender charge;
•then from the free surrender privilege (first from the earnings, then from the oldest premium payments (i.e., on a first-in, first-out basis)) described below; and
•then from premium payments subject to a surrender charge on a first-in, first-out basis.
NOTE: Partial surrenders may be subject to both a surrender charge and a transaction fee.
Free Surrender Amount
The free surrender amount may be surrendered without a surrender charge. This amount is the greater of:
•earnings in the Contract (earnings equal accumulated value less unsurrendered premium payments as of the date of the surrender); or
•10% of the premium payments, decreased by any partial surrenders, partial annuitizations, and deferred income transfers since the last Contract anniversary.

Any amount not taken under the free surrender amount in a contract year is not added to the amount available under the free surrender amount for any following contract year(s).
Unscheduled partial surrenders of the free surrender amount may be subject to the transaction fee (see Transaction Fee in this section).
When Surrender Charges Do Not Apply
The surrender charge does not apply to:
•amounts applied under an annuity benefit payment option; or
•deferred income transfers applied to a deferred income payment option; or
•payment of any death benefit, however, the surrender charge does apply to premium payments made by a surviving spouse after an owner’s death; or
•amounts distributed to satisfy the minimum distribution requirement of Section 401(a)(9) of the Internal Revenue Code, provided that the amount surrendered does not exceed the minimum distribution amount which would have been calculated based on the value of this Contract alone; or
•an amount transferred from a Contract used to fund an IRA to another annuity contract issued by the Company to fund an IRA of the participant’s spouse when the distribution is made pursuant to a divorce decree.
Waiver of Surrender Charge Rider
This rider is automatically added to the Contract at issue (subject to state approval and state variations may apply). There is no charge for this benefit.
This rider waives the surrender charge on surrenders made after the first Contract anniversary if the owner or annuitant has a critical need. A critical need is limited to confinement to a health care facility, terminal illness diagnosis, or total and permanent disability.
The benefits are available for a critical need if the following conditions are met:
•the owner or annuitant has a critical need; and
•the critical need did not exist before the contract date.
For the purposes of this rider, the following definitions apply:
•health care facility - a licensed hospital or inpatient nursing facility providing daily medical treatment and keeping daily medical records for each patient (not primarily providing just residency or retirement care). This does not include a facility owned or operated by the owner, annuitant or a member of their immediate family. If the critical need is confinement to a health care facility, the confinement must continue for at least 60 consecutive days after the contract date and the surrender must occur within 90 days of the confinement’s end. Notice must be provided within 90 days after confinement ends.
•terminal illness - sickness or injury that results in the owner’s or annuitant’s life expectancy being 12 months or less from the date notice to receive a distribution from the Contract is received by the Company.
•total and permanent disability - the owner or annuitant is unable to engage in any occupation for pay or profit due to sickness or injury.
Transaction Fee
To assist in covering our administration costs, we reserve the right to charge a transaction fee of the lesser of $25 or 2% of each unscheduled partial surrender after the 12th unscheduled partial surrender in a contract year. The transaction fee would be deducted from the accumulated value remaining in the investment option(s) from which the amount is surrendered, on a pro rata basis.
To assist in covering our administration costs or to discourage market timing, we also reserve the right to charge a transaction fee of the lesser of $25 or 2% of each unscheduled transfer after the first unscheduled transfer in a contract year. The transaction fee would be deducted from the investment option(s) from which the amount is transferred, on a pro rata basis.
If we elect to begin charging for the transaction fees, we will provide you with advance written notice.

Premium Taxes
We reserve the right to deduct an amount to cover any premium taxes imposed by states or other jurisdictions. If we elect to begin deducting any premium taxes, we will provide you with advance written notice. Any deduction is made from either a premium payment when we receive it, or the accumulated value when you request a surrender (total or partial), you request application of the accumulated value (full or partial) to an annuity benefit payment option, or make a deferred income transfer. Premium taxes generally range from 0% in most states to as high as 3.50%.
Annual Administrative Expenses Fee
Contracts with an accumulated value of less than $30,000 are subject to an annual fee for administrative expenses of the lesser of $30 or 2% of the accumulated value. Currently, we do not charge the annual fee if your accumulated value is $30,000 or more. If we elect to begin charging the annual fee if your accumulated value is $30,000 or more, we will provide you with advance written notice. If you own more than one variable annuity contract with us, all the Contracts you own or jointly own are aggregated, on each Contract’s anniversary, to determine if the $30,000 minimum has been met and whether that Contract will be charged. The fee is deducted from the investment option that has the greatest value. The fee is deducted on each Contract anniversary and upon total surrender of the Contract. The fee assists in covering administration costs, primarily costs to establish and maintain the records which relate to the Contract.
Base Contract Annual Expenses
Mortality and Expense Risks Charge
We assess each division with a daily charge for mortality and expense risks. For applications signed before April 1, 2017, the annual rate of the charge is 1.00%. For applications signed on or after April 1, 2017 and before May 1, 2018, the annual rate of the charge is 0.85% of the average daily net assets of the Separate Account divisions. For applications signed on or after May 1, 2018, the annual rate of the charge is 0.60% of the average daily net assets of the Separate Account divisions. We reserve the right to increase this charge to an annual maximum of 1.15% of the average daily net assets of the Separate Account divisions. We will provide prior written notice in the event that we decide to exercise our right to increase the annual charge. This charge is assessed only prior to the annuitization date. This charge is assessed daily when the value of a unit is calculated.
This charge is intended to compensate us for the mortality risk on the Contract. We have a mortality risk in that we guarantee payment of a death benefit in a single payment or under an annuity benefit payment option. We do not impose a surrender charge on a death benefit payment, which is an additional mortality risk.
This charge is also intended to cover our expenses, primarily related to operation of the Contract, including
•furnishing periodic Contract statements, confirmations and other customer communications;
•preparation and filing of regulatory documents (such as this prospectus);
•preparing, distributing and tabulating proxy voting materials related to the underlying mutual funds; and
•providing computer, actuarial and accounting services.
If the mortality and expense risks charge is not enough to cover our costs, we bear the loss. If the mortality and expense risks charge is more than our costs, the excess is profit to the Company.
Administration Charge
We assess each division with a daily Separate Account administration charge. The annual rate of the charge is 0.15% of the average daily net assets of the Separate Account divisions. We reserve the right to increase this charge to an annual maximum of 0.30% of the average daily net assets of the Separate Account divisions. We will provide prior written notice in the event that we decide to exercise our right to increase the annual charge. This charge is assessed only prior to the annuitization date. This charge is assessed daily when the value of a unit is calculated. The administration charge is intended to cover our costs for administration of the Contract that are not covered in the mortality and expense risks charge.
If the administration charge is not enough to cover our costs, we bear the loss. If the administration charge is more than our costs, the excess is profit to the Company.

Liquidity Max (not available for applications signed on or after April 6, 2017)
The current annual charge for this rider is 0.25% of the average daily net assets of the Separate Account divisions. We reserve the right to increase this charge to an annual maximum of 0.55% of the average daily net assets of the Separate Account divisions. We will provide prior written notice in the event that we decide to exercise our right to increase the annual charge for this rider. If the Liquidity Max charge is not enough to cover our costs, we bear the loss. If the Liquidity Max charge is more than our costs, the excess is profit to the Company.

Optional Death Benefit Riders
If you are purchasing the Pivot Series Variable Annuity as an Individual Retirement Annuity (IRA), as defined in Internal Revenue Code Sections 408(b)(k)(p) and 408A, election of the Return of Premium Death Benefit or the Annual Step-Up Death Benefit may be required by certain broker dealers. There is a charge for the additional death benefit that is deducted each calendar quarter.
Return of Premium Death Benefit Rider
For applications signed before April 6, 2017, the annual charge for this rider is 0.20% of the accumulated value. The charge is taken at the end of the calendar quarter at a quarterly rate of 0.05% of the average accumulated value during the calendar quarter. We reserve the right to increase this charge to an annual maximum of 0.35% (0.0875% quarterly) of the average accumulated value during the calendar quarter. The average quarterly accumulated value is equal to the accumulated value at the beginning of the calendar quarter plus the accumulated value at the end of the calendar quarter and the sum is divided by two.
For applications signed on or after April 6, 2017, the annual charge for this rider is 0.35% of the accumulated value. The charge is taken at the end of the calendar quarter at a quarterly rate of 0.0875% of the average accumulated value during the calendar quarter. We reserve the right to increase this charge to an annual maximum of 0.50% (0.1250% quarterly) of the average accumulated value during the calendar quarter. The average quarterly accumulated value is equal to the accumulated value at the beginning of the calendar quarter plus the accumulated value at the end of the calendar quarter and the sum is divided by two.
The charge is deducted through the redemption of units from your accumulated value in the same proportion as the surrender allocation percentages. If this rider is purchased after the beginning of a quarter, this charge is prorated according to the number of days it is in effect during the quarter. Upon termination of this rider or upon your death (annuitant’s death, if the owner is not a natural person), this charge will be based on the number of days this rider is in effect during the quarter.
The rider charge is intended to reimburse us for the cost of the potentially greater death benefit provided by this rider.
Annual Step-Up Death Benefit Rider
For applications signed before April 6, 2017, the annual charge for this rider is 0.35% of the accumulated value. The charge is taken at the end of the calendar quarter at a quarterly rate of 0.0875% of the average accumulated value during the calendar quarter. We reserve the right to increase this charge to an annual maximum of 0.50% (0.1250% quarterly) of the average accumulated value during the calendar quarter. The average quarterly accumulated value is equal to the accumulated value at the beginning of the calendar quarter plus the accumulated value at the end of the calendar quarter and the sum is divided by two.
For applications signed on or after April 6, 2017, the annual charge for this rider is 0.45% of the accumulated value. The charge is taken at the end of the calendar quarter at a quarterly rate of 0.1125% of the average accumulated value during the calendar quarter. We reserve the right to increase this charge to an annual maximum of 0.60% (0.1500% quarterly) of the average accumulated value during the calendar quarter. The average quarterly accumulated value is equal to the accumulated value at the beginning of the calendar quarter plus the accumulated value at the end of the calendar quarter and the sum is divided by two.
The charge is deducted through the redemption of units from your accumulated value in the same proportion as the surrender allocation percentages. If this rider is purchased after the beginning of a quarter, this charge is prorated according to the number of days it is in effect during the quarter. Upon termination of this rider or upon your death (annuitant’s death, if the owner is not a natural person), this charge will be based on the number of days this rider is in effect during the quarter.
The rider charge is intended to reimburse us for the cost of the potentially greater death benefit provided by this rider.

Special Provisions for Group or Sponsored Arrangements
Where permitted by state law, Contracts may be purchased under group or sponsored arrangements as well as on an individual basis.
Group Arrangement - program under which a trustee, employer or similar entity purchases Contracts covering a group of individuals on a group basis.
Sponsored Arrangement - program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Contracts on an individual basis.
The charges and deductions described above may be reduced or eliminated for Contracts issued in connection with group or sponsored arrangements. The rules in effect at the time the application is approved will determine if reductions apply. Reductions may include but are not limited to sales of Contracts without, or with reduced, mortality and expense risks charges, annual administrative expense fees or surrender charges.
Eligibility for and the amount of these reductions are determined by a number of factors, including the number of individuals in the group, the amount of expected premium payments, total assets under management for the owner, the relationship among the group’s members, the purpose for which the Contract is being purchased, the expected persistency of the Contract, and any other circumstances which, in our opinion, are rationally related to the expected reduction in expenses. Reductions reflect the reduced sales efforts and administration costs resulting from these arrangements. We may modify the criteria for and the amount of the reduction in the future. Modifications will not unfairly discriminate against any person, including affected owners and other owners with contracts funded by the Separate Account.
Distribution of the Contract
The Company pays compensation to broker-dealers, financial institutions, and other parties (“Financial Intermediaries”) for the sale of the Contract according to schedules in the sales agreements and other agreements reached between the Company and the Financial Intermediaries. Such compensation generally consists of commissions on premiums paid on the Contract. The Company and/or its affiliates may also pay other amounts (“Additional Payments”) that include, but are not limited to, marketing allowances, expense reimbursements, and educational payments. These Additional Payments may influence the Financial Intermediaries or their registered representatives to recommend the purchase of this Contract over competing annuity contracts or other investment products. You may ask your registered representative about these differing and divergent interests, how your registered representative is personally compensated, and how your registered representative’s broker-dealer is compensated for soliciting applications for the Contract.
We and/or our affiliates provide services to and/or funding vehicles for welfare benefit plans, retirement plans and employer sponsored benefits. We and our affiliates may pay a bonus or other consideration or incentive to brokers or dealers:
•    if a participant in such a welfare benefit or retirement plan or an employee covered under an employer sponsored benefit purchases an individual product with the assistance of a registered representative of an affiliate of ours;
•    if a participant in such a retirement plan establishes a rollover individual retirement account with the assistance of a registered representative of an affiliate of ours;
•    if the broker or dealer sold the funding vehicle the welfare benefit or retirement plan or employer sponsored benefit utilizes; or
•    based on the broker's or dealer's relationship to the welfare benefit or retirement plan or employer sponsored benefit.
The broker or dealer may pay to its financial professionals some or all of the amounts we pay to the broker or dealer.
Underlying Mutual Fund Charges
Charges are deducted from and expenses paid out of the assets of the underlying mutual funds that are described in the prospectuses for those underlying mutual funds.

8. GENERAL DESCRIPTION OF THE CONTRACT

The Principal® Pivot Series Variable Annuity is significantly different from a fixed annuity. As the owner of a variable annuity, you assume the risk of investment gain or loss (as to amounts in the Separate Account divisions) rather than the Company. The Separate Account division value under a variable annuity is not guaranteed and varies with the investment performance of the underlying mutual funds.
Based on your investment objectives, you direct the allocation of premium payments and accumulated values. There can be no assurance that your investment objectives will be achieved.
Contract Rights
During the accumulation period, you have all rights to the benefits under the Contract. The benefits include making additional premium payments, transferring between investment options, taking surrenders, making deferred income transfers to the Flexible Pension Builder rider (if applicable), and annuitizing the Contract. The annuitant and any joint annuitant (if not the owner or joint owner, respectively) do not have any rights to the Contract. All of your rights of ownership cease upon your death. At that point the death benefit (either the standard death benefit or under an optional death benefit you elected) will become payable according to your benefit instructions.
During the annuity period you are still the only person with material rights to the contract. After the death of the owner the primary beneficiary(ies) have the rights to the death benefit, if any.
If your Contract is part of a qualified plan, IRA, SEP, or SIMPLE-IRA, you may not change either the owner or the annuitant.
You may change the owner and/or annuitant of your non-qualified Contract at any time. Your request must be in writing and approved by us. After approval, the change is effective as of the date you signed the request for change. If ownership is changed, the benefits under certain riders may be affected. We reserve the right to require that you send us the Contract so that we can record the change.
If an annuitant who is not an owner dies while the Contract is in force, a new annuitant may be named unless the owner is a corporation, trust or other entity.
While this Contract is in force, you have the right to name or change a beneficiary. This may be done as part of the application process or by sending us a written request. Unless you have named an irrevocable beneficiary, you may change your beneficiary designation by sending us notice.
In California, for owners age 60 or older, we allocate initial premium payments to the Money Market division during the examination offer period unless you elect to immediately invest in the allocations you selected. If your premium payments were allocated to the Money Market division, after the free look period ends, your accumulated value will be converted into units of the division(s) according to your allocation instructions. The units allocated will be based on the unit value next determined for each division.
Contract Provisions and Limitations
Minimum Contract Value
If no premium payments are made during two consecutive calendar years and the accumulated value is less than $2,000, we reserve the right to terminate the Contract unless you have the Flexible Pension Builder rider and have made deferred income transfers. See 10. BENEFITS AVAILABLE UNDER THE CONTRACT.
Allocating Premium Payments
•On your application, you direct how your premium payments will be allocated to the investment options.
•A complete list of the divisions may be found in Appendix A. Each division invests in shares of an underlying mutual fund. More detailed information about the underlying mutual funds can be found in the current prospectus for each underlying mutual fund, which can be found here: www.principal.com/PivotSeriesReport.
•Allocations must be in percentages.
•Percentages must be in whole numbers and total 100%.
•Subsequent premium payments are allocated according to your then current allocation instructions.
•Changes to the allocation instructions are made without charge.
•A change is effective on the next valuation period after we receive your new instructions in good order.

•You can change the current allocations and future allocation instructions by:
•mailing your instructions to us;
•calling us at 1-800-852-4450 (if telephone privileges apply);
•faxing your instructions to us at 1-866-894-2093; or
•visiting www.principal.com.
•Changes to premium payment allocations do not result in the transfer of any existing investment option accumulated values. You must provide specific instructions to transfer existing accumulated values. We currently do not charge a transaction fee for these transfers but reserve the right to charge such a fee in the future.
•Premium payments are credited on the basis of the unit value next determined after we receive a premium payment.
Division Transfers
•You may request an unscheduled transfer or set up a scheduled transfer by:
•mailing your instructions to us;
•calling us at 1-800-852-4450 (if telephone privileges apply);
•faxing your instructions to us at 1-866-894-2093; or
•visiting www.principal.com.
•You must specify the dollar amount or percentage to transfer from each division.
•The minimum transfer amount is the lesser of $100 or the value of your division.
•In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple contracts for which he or she is not the owner.
Unscheduled Transfers
•You may make unscheduled division transfers from one division to another division.
•Transfer values are calculated using the price next determined after we receive your request in good order.
•We reserve the right to impose a fee of the lesser of $25 or 2% of the amount transferred on each unscheduled transfer after the first unscheduled transfer in a contract year. If we elect to begin charging for the transaction fee, we will provide you with written notice at least 30 days in advance.
Limitations on Unscheduled Transfers
We reserve the right to reject excessive exchanges or purchases if the trade(s) would disrupt the management of the Separate Account, any division of the Separate Account or any underlying mutual fund. In addition, we may suspend or modify transfer privileges in our sole discretion at any time to prevent market timing efforts that could disadvantage other owners. These modifications could include, but not be limited to:
•requiring a minimum time period between each transfer;
•imposing the transaction fee;
•limiting the dollar amount that an owner may transfer at any one time; or
•not accepting transfer requests from someone providing requests for multiple Contracts for which he or she is not the owner.
Scheduled Transfers (Dollar Cost Averaging)
•You may elect to have transfers made on a scheduled basis.
•There is no charge for scheduled transfers and no charge for participating in the scheduled transfer program.
•You must specify the dollar amount of the transfer.
•You select the transfer date (other than the 29th, 30th or 31st) and the transfer period (monthly, quarterly, semi-annually or annually).
•If the selected date is not a valuation date, the transfer is completed on the next valuation date.
•If you want to stop a scheduled transfer, you must provide us notice prior to the date of the scheduled transfer.
•Transfers continue until your value in the division is zero or we receive notice to stop the transfers.
•The number of divisions available for simultaneous transfers will never be less than two. When we have more than two divisions available, we reserve the right to limit the number of divisions from which simultaneous transfers are made.

Scheduled transfers are designed to reduce the risks that result from market fluctuations. They do this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The results of this strategy depend on market trends and are not guaranteed.
Example:

Month	Amount Invested	Share Price	Shares Purchased
January	$100	$25.00	4
February	$100	$20.00	5
March	$100	$20.00	5
April	$100	$10.00	10
May	$100	$25.00	4
June	$100	$20.00	5
Total	$600	$120.00	33

In the example above, the average share price is $20.00 [total of share prices ($120.00) divided by number of purchases (6)]. The average share cost is $18.18 [amount invested ($600.00) divided by number of shares purchased (33)].
Automatic Portfolio Rebalancing (APR)
•APR allows you to maintain a specific percentage of your Separate Account division value in specified divisions over time.
•You may elect APR at any time after the examination offer period has expired.
•APR is not available if you have arranged scheduled transfers from the same division.
•There is no charge for APR transfers and no charge for participating in the APR program.
•APR will be done on the frequency you specify:
•quarterly (on a calendar year or contract year basis); or
•semiannually or annually (on a contract year basis).
•You may rebalance by
•mailing your instructions to us;
•calling us at 1-800-852-4450 (if telephone privileges apply);
•faxing your instructions to us at 1-866-894-2093; or
•visiting www.principal.com.
•Divisions are rebalanced at the end of the next valuation period following your request.
Example: You elect APR to maintain your Separate Account division value with 50% in the Equity Income division and 50% in the Real Estate Securities division. At the end of the specified period, 60% of the accumulated value is in the Equity Income division, with the remaining 40% in the Real Estate Securities division. By rebalancing, units from the Equity Income division are redeemed and applied to the Real Estate Securities division so that 50% of the Separate Account division value is once again in each division.
General Account
Any Contract obligations in excess of the Separate Account value (for example, annuity benefit payments, death benefit payment(s) and income payments under the Flexible Pension Builder rider) become obligations of the General Account. These amounts are subject to Company’s claims-paying ability and financial strength. They also are subject to the rights of the Company’s other creditors.
Contract or Registrant Changes
Any changes we make pursuant to this provision will be made in a manner that is consistent with applicable laws and regulations.

Deletion or Substitution of Separate Account Divisions
The Separate Account is divided into divisions. The assets of each division invest in a corresponding underlying mutual fund. New divisions may be added and made available. We reserve the right, within the law, to make additions, deletions and substitutions for the divisions. We will make no such substitution or deletion without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by 1940 Act).
If the shares of a division are no longer available for investment or if, in the judgment of our management, investment in a division becomes inappropriate for the purposes of our contract, we may eliminate the shares of a division and substitute shares of another division of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future premium payments.
If we eliminate divisions, you may change allocation percentages and transfer any value in an affected division to another division(s) without charge. You may exercise this exchange privilege until the later of 60 days after a) the effective date of the additions, deletions and/or substitutions of the change, or b) the date you receive notice of the options available. You may only exercise this right if you have any value in the affected division(s).
Class of Purchasers
This Contract is only offered to people up to the age of 85 (age 79 for qualified contracts if broker-dealer requires that you purchase one of the optional death benefits).
Frequent Transfers among Divisions
This Contract is not designed for frequent trading or market timing activity of the investment options. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Contract. The Company does not accommodate market timing.
We consider frequent trading and market timing activities to be abusive trading practices because they:
•Disrupt the management of the underlying mutual funds by:
•forcing the fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the fund; and
•causing unplanned portfolio turnover;
•Hurt the portfolio performance of the underlying mutual funds; and
•Increase expenses of the underlying mutual fund and separate account due to:
•increased broker-dealer commissions; and
•increased record keeping and related costs.
If we are not able to identify such abusive trading practices, the abuses described above will negatively impact the Contract and cause investors to suffer the harms described.
We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the underlying mutual funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.
If we, or an underlying mutual fund that is an investment option with the Contract, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:
•Rejecting transfer instructions from a Contract owner or other person authorized by the owner to direct transfers;
•Restricting submission of transfer requests by, for example, allowing transfer requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
•Limiting the number of unscheduled transfers during a contract year to no more than 12;
•Prohibiting you from requesting a transfer among the divisions for a minimum of thirty days where there is evidence of at least one round-trip transaction (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption) by you; and
•Taking such other action as directed by the underlying mutual fund.

We support the underlying mutual funds right to accept, reject or restrict, without prior written notice, any transfer requests into a fund.
In some instances, a transfer may be completed prior to a determination of abusive trading. In those instances, we will reverse the transfer (within two business days of the transfer) and return the Contract to the investment option holdings it had prior to the transfer. We will give you notice in writing in this instance.
9. ANNUITY PERIOD
Annuitization Date
You may specify an annuitization date in your application. You may change the annuitization date with our prior approval. The request must be in writing. You may not select an annuitization date prior to the first Contract anniversary or after the maximum annuitization date (age 95; state variations may apply) found on the data page. If you do not specify an annuitization date, the annuitization date is the maximum annuitization date shown on the data page.
Full Annuitization
Any time after the first contract year, you may annuitize your Contract by electing to receive payments under an annuity benefit payment option. If the accumulated value on the annuitization date is less than $2,000 or if the amount applied under an annuity benefit payment option is less than the minimum requirement, we may pay out the entire amount in a single payment. The Contract would then be canceled unless deferred income transfers have been made (See 10. BENEFITS AVAILABLE UNDER THE CONTRACT. You may select when you want the payments to begin (within the period that begins the business day following our receipt of your instruction and ends one year after our receipt of your instructions).
Once payments begin under the annuity benefit payment option you choose, the option may not be changed. In addition, once payments begin, you may not surrender, withdraw or otherwise liquidate or commute any of the portion of your accumulated value that has been annuitized.
Depending on the type of annuity benefit payment option selected, payments that are initiated either before or after the annuitization date may be subject to penalty taxes (see 13. TAXES). You should consider this carefully when you select or change the annuity benefit payment commencement date.
Partial Annuitization
You have the right to annuitize a portion of your accumulated value. After the first contract year and prior to the annuitization date, you may annuitize a portion of your accumulated value by sending us a notice.
The minimum partial annuitization amount is $2,000. Any partial annuitization request that reduces the accumulated value to less than $5,000 will be treated as a request for full annuitization. If the amount applied to a benefit option results in an annuity income payment that is less than the minimum requirement, we reserve the right to change the frequency of your income payments to an interval that will result in a payment amount of at least the minimum requirement.
You may select one of the annuity benefit payment options listed below. Once payments begin under the option you selected, the option may not be changed. In addition, once payments begin you may not surrender or otherwise liquidate or commute any portion of your accumulated value that has been annuitized.
Annuity Benefit Payment Options
We offer fixed annuity benefit payments only. No surrender charge is imposed on any portion of your accumulated value that has been annuitized.
You may choose from several fixed annuity benefit payment options. Payments will be made on the frequency you choose. You may elect to have your annuity benefit payments made on a monthly, quarterly, semiannual or annual basis. The dollar amount of the payments is specified for the entire payment period according to the option selected. There is no right to take any total or partial surrenders after the annuitization date. The fixed annuity benefit payment must begin within one year of the annuity benefit election.
The amount of the fixed annuity benefit payment depends on the:
•amount of accumulated value applied to the annuity benefit payment option;

•annuity benefit payment option selected;
•age and gender of the annuitant (unless fixed period income option is selected);
•frequency of the annuity benefit payments; and
•duration of the annuity benefit payments.
The amount of the initial payment is determined by applying all or a portion of the accumulated value, less any applicable premium tax and other expenses, as of the date of the application to the annuity table for the annuitant’s annuity benefit payment option, gender, and age. Minimum annuity benefit payment amounts will be based on the Annuity 2012 Individual Annuity Mortality Period Life Table as stated in the Contract. This basis is guaranteed for the life of the Contract for the following fixed annuity benefit payment options: Life Income, Life Income with Period Certain, Joint and Survivor Life Income, and Joint and Survivor Life Income Period Certain. With our written approval, other annuity benefit payment options may be available without this guaranteed basis.
Annuity benefit payments generally are higher for male annuitants than for female annuitants with an otherwise identical Contract. This is because statistically females have longer life expectancies than males. In certain states, this difference may not be taken into consideration in determining the payment amount. Additionally, Contracts with no gender distinctions are made available for certain employer-sponsored plans because, under most such plans, gender discrimination is prohibited by law.
The frequency and duration of the annuity benefit payments affect the income amount received. The annuity benefit payments generally are lower if you receive payments more frequently. For example, monthly payments generally will be lower than quarterly payments. Generally, all other factors being equal, the longer the duration of annuity benefit payments, the lower the annuity benefit payment amounts and the shorter the duration, the higher the annuity benefit payment amounts.
You may select an annuity benefit payment option by written request only. Your selection of an annuity benefit payment option for a partial annuitization must be in writing and may not be changed after payments begin. Your selection of an annuity benefit payment option for any portion not previously annuitized may be changed by written request prior to the annuitization date.
If an annuity benefit payment option is not selected, we will automatically apply:
•for Contracts with one annuitant - Life Income with payments guaranteed for a period of 10 years.
•for Contracts with joint annuitants - Joint and Full Survivor Life Income with payments guaranteed for a period of 10 years.
The available annuity benefit payment options for both full and partial annuitizations include:
•Life Income - Level payments continue for the annuitant’s lifetime. If you defer the first payment date, it is possible that you would receive no payments if the annuitant dies before the first payment date. NOTE: There is no death benefit value remaining and there are no further payments when the annuitant dies.
•Life Income with Period Certain - Level payments continue during the annuitant’s lifetime with a guaranteed payment period of 5 to 30 years. If the annuitant dies before all of the guaranteed payments have been made, the guaranteed payments continue to you or the person(s) you designate until the end of the guaranteed payment period. If a shorter period is required by law, we will pay a commuted value at the end of that shorter period.
•Joint and Survivor - Payments continue as long as either the annuitant or the joint annuitant is alive. You may also choose an option that lowers the amount of income after the death of a joint annuitant. It is possible that you would only receive one payment under this option if both annuitants die before the second payment is due. If you defer the first payment date, it is possible that you would receive no payments if both the annuitants die before the first payment date. NOTE: There is no death benefit value remaining and there are no further payments after both annuitants die.
•Joint and Survivor with Period Certain - Payments continue as long as either the annuitant or the joint annuitant is alive with a guaranteed payment period of 5 to 30 years. You may choose an option that lowers the amount of income after the death of a joint annuitant. If both annuitants die before all guaranteed payments have been made, the guaranteed payments continue to you or the person(s) you designate until the end of the guaranteed payment period. If a shorter period is required by law, we will pay a commuted value at the end of that shorter period.

With our written approval, other annuity benefit payment options may be available without the minimum annuity benefit payment amount guarantees described in the Contract. The annuity benefit payment amount will not be less than the annuity benefit payment amount that would be provided by using the accumulated value to purchase any Principal Life Insurance Company single premium immediate annuity contract offered to the same class of annuitants. These options may include:
•Fixed Period Income - Level payments continue for a fixed period. You may select a range from 5 to 30 years (state variations may apply). If the annuitant dies before the selected period expires, payments continue to you or the person(s) you designate until the end of the fixed period. Payments stop after all guaranteed payments are received. If a shorter period is required by law, we will pay a commuted value at the end of that shorter period.
•Life with Cash Refund - Level payments continue for the annuitant’s lifetime. If the annuitant dies and the total of all payments received is less than the amount of the accumulated value applied, the balance is paid to you or the person(s) you designate.
•Life with Installment Refund - Level payments continue for the annuitant’s lifetime. If the annuitant dies and the total of all payments received is less than the amount of the accumulated value applied, payments continue to you or the person(s) you designate until they equal the amount of the accumulated value applied. If the period required to make these payments is longer than allowed by law, we will pay a commuted value at the end of that shorter period.
Tax Considerations Regarding Annuity Benefit Payment Options
If you own one or more tax qualified annuity contracts, you may avoid tax penalties if payments from at least one of your tax qualified contracts begin no later than April 1 following the calendar year in which you turn age 72. The required minimum distribution payment must be in equal (or substantially equal) amounts over your life or over the joint lives of you and your designated beneficiary. These required minimum distribution payments must be made at least once a year. Tax penalties may apply at your death on certain excess accumulations. You should confer with your tax advisor about any potential tax penalties before you select an annuity benefit payment option or take other distributions from the Contract. Additional rules apply to distributions under non-qualified contracts (see 13. TAXES).
Death of Annuitant (During the Annuitization Period)
If the annuitant dies during the annuity benefit payment period, remaining payments are made to the owner throughout the guaranteed payment period, if any, or for the life of any joint annuitant, if any. If the owner is the annuitant, remaining payments are made to the joint owner, if any, or the named beneficiaries. In all cases the person entitled to receive payments also receives any rights and privileges under the annuity benefit payment option.

10. BENEFITS AVAILABLE UNDER THE CONTRACT

The following tables summarize information about the benefits available under the Contract.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Flexible Pension Builder Rider (f/k/a Deferred Income Rider)	Allows owner to make deferred income transfers during accumulation phase to purchase future deferred income payments.	Standard when: • Owner and annuitant are same; and • Contract doesn’t have joint owners or joint annuitants; and • For qualified contract, issue age is less than 67.	No Additional Fee	No Additional Fee
•Can’t make deferred income transfers until after second Contract anniversary.
•Minimum initial deferred transfer: $5,000.
•Minimum subsequent deferred transfer(s): $1,000.
•For other limitations, see Flexible Pension Builder Rider in this section.

Standard Death Benefit	Beneficiaries receive this death benefit upon death of owner if an optional death benefit was not purchased.	Standard	No Additional Fee	No Additional Fee	Withdrawals could significantly reduce the benefit.
Return of Premium Death Benefit For applications signed on or after April 6, 2017 For applications signed before April 6, 2017	Potential for larger death benefit than the standard death benefit	Optional	0.50% (of the average quarterly accumulated value) 0.35% (of the average quarterly accumulated value)	0.35% (of the average quarterly accumulated value) 0.20% (of the average quarterly accumulated value)	Certain age limitations apply. See Death Benefit in this section. Certain age limitations apply. See Death Benefit in this section.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Annual Step-Up Death Benefit For applications signed on or after April 6, 2017 For applications signed before April 6, 2017	Potential for larger death benefit than the standard death benefit	Optional	0.60% (of the average quarterly accumulated value) 0.50% (of the average quarterly accumulated value)	0.45% (of the average quarterly accumulated value) 0.35% (of the average quarterly accumulated value)	Certain age limitations apply. See Death Benefit in this section. Certain age limitations apply. See Death Benefit in this section.
Automatic Portfolio Rebalancing	Allows you to maintain a specific percentage of your Separate Account division value in specified divisions over time.	Standard	No Additional Fee	No Additional Fee	Can be elected quarterly, semi-annually or annually.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Dollar Cost Averaging	Allows for automatic scheduled transfers (at your direction) of specific amounts from any underlying mutual fund to any combination of underlying mutual funds at regular intervals.	Standard	No Additional Fee	No Additional Fee	•Transfer date cannot be on the 29th, 30th or 31st. •Transfers must be monthly, quarterly, semi-annually or annually. •You must provide us notice when you want to stop the scheduled transfers.
Waiver of Surrender Charge Rider	Waives surrender charges in the event of a critical need.	Standard	No Additional Fee	No Additional Fee	Following conditions must be met: •Owner or Annuitant has “critical need” as defined in prospectus; and •Critical need did not exist before contract date.
Flexible Pension Builder Rider
The Flexible Pension Builder Rider is automatically issued at no additional cost when:
•the owner and annuitant are the same (except for a non-natural owner);
•the Contract does not have joint owners and/or joint annuitants; and
•for qualified contracts, the issue age is less than 67.
This rider allows you to move all or a portion of your accumulated value to a deferred income payment option, which provides you a stream of income payments starting on the income start date. You may not make any deferred income transfers until after the second Contract anniversary. Deferred income transfers are not subject to surrender charges.
Before making deferred income transfers, you should consider your liquidity needs because deferred income transfers cannot be surrendered; those amounts are accessible only through the future stream of fixed income payments created by deferred income transfers.
When a deferred income transfer is made, amounts in your Contract are moved from the Separate Account divisions to the General Account. With the amounts in the Separate Account divisions, you receive the benefit of investment gain or risk of investment loss rather than the Company. The deferred income transfers are maintained in our General Account and are guaranteed solely by the claims-paying ability of Principal Life Insurance Company.

While we guarantee future deferred income payments based on amounts transferred to the Flexible Pension Builder Rider and a variety of other factors, as described in this prospectus, we do not guarantee that the deferred income payments will be sufficient to provide you with a secure retirement. The level of deferred income payments necessary to secure your future is a subjective determination that only you, in conjunction with your financial professional, can make. As a result, we strongly recommend that you consult with your financial professional when determining the amount and timing of the deferred income transfers.
Flexible Pension Builder Rider Terms
We use the following definitions to describe the features of this rider.
deferred income death benefit - death benefit payable under the Flexible Pension Builder Rider if death occurs prior to the income start date. This death benefit equals the total of deferred income transfers made unless the Roll-up Death Benefit (f/k/a Annual Increase Death Benefit) is elected. If you elect the Roll-up Death Benefit, each deferred income transfer is accumulated at the annual interest rate you elect at the time of the first deferred income transfer. Interest is credited on a daily basis and compounded annually. Interest is credited starting on the date of each deferred income transfer and stops accruing on the date of death.
deferred income payment option - an option under which deferred income payments are made in accordance with the provisions of the rider. The list of available options is set forth in the deferred income payment options provision. The deferred income payment option is elected at the time of the initial deferred income transfer request. After the initial deferred income transfer has been processed and the 10 day cancellation period has expired, the deferred income payment option cannot be changed.
deferred income transfers - moving a portion of your accumulated value to purchase a deferred income payment.
designated payee - the person(s) you name to receive deferred income payments. In the absence of a named designated payee, you will receive the deferred income payments.
deferred income payment - the periodic amount payable by us under the rider.
inactive contract status - this status applies when at least one deferred income transfer has been made and the Contract accumulated value is reduced to zero. Except for the Flexible Pension Builder Rider and its benefits, all other rights and benefits under the Contract (including death benefits) end, and no additional premium payments will be accepted.
income start date - the date deferred income payments begin. You select the income start date at the time of your initial deferred income transfer request. The income start date must be at least 13 contract months after the last deferred income transfer is made and can be no later than the earlier of: (a) 30 years from your initial deferred income transfer; or (b) age 95 (for non-qualified) or age 72 (for qualified).
remaining guaranteed benefit - the benefit, if any, to be paid if the annuitant dies after the income start date. The remaining guaranteed benefit, if any, is described in the applicable deferred income payment option.
Deferred Income Transfers
If your contract includes the Flexible Pension Builder Rider, you may make deferred income transfers. Deferred income transfer amounts are used to determine the amount of the deferred income payments.
•Deferred income transfers will be treated as partial surrenders under the contract.
•Deferred income transfers are not subject to surrender charges and neither federal nor state income taxes are withheld; however, deferred income transfers are subject to applicable premium taxes.
•Deferred income transfers are not allowed during the first two contract years.
•You cannot make deferred income transfers if there are joint owners and/or joint annuitants.
•You can make deferred income transfers only when the owner and annuitant are the same (except for a non-natural owner, in which case they can be different).
•If there is an ownership change after deferred income transfers have been made, no additional deferred income transfers can be made.
•Deferred income transfer amounts are calculated using the price next determined after we receive your request in good order.
•Minimum initial deferred income transfer is $5,000 and $1,000 for each subsequent deferred income transfer.

•Maximum number of deferred income transfers is 15 per year and 125 total for the life of the Contract.
•The deferred income transfers may be canceled within 10 days after receipt of the deferred income confirmation. After these 10 days, you cannot access these amounts except through receipt of the future stream of income payments under the deferred income payment option you elected. The deferred income transfers are maintained in the Company’s General Account and are guaranteed solely by the claims paying ability of the Company.
Initial Deferred Income Transfer
The initial deferred income transfer cannot be made prior to the second Contract anniversary and must meet the deferred income transfer limits. At the time of the initial deferred income transfer, you will select the deferred income payment option, the frequency of deferred income payments, and the income start date. At this time, you may also select one of the optional cost of living adjustment features described later in this section. The deferred income payments will be based on the annuitant under the Contract at the time of the initial deferred income transfer. Unless the initial deferred income transfer is canceled as described in this section, the annuitant cannot be changed once the initial deferred income transfer has been made.
Subsequent Deferred Income Transfers
You may make one or more deferred income transfers after the initial deferred income transfer; however, all deferred income transfers must occur at least 13 contract months prior to the income start date. For each additional deferred income transfer after the initial deferred income transfer, we will use the then current purchase rates to determine the additional deferred income payment amount. However, deferred income payments purchased by additional deferred income transfers will not be less than those that would be purchased for any paid-up deferred annuity contract we offer at the same time to the same class of annuitants.
Deferred income transfers made after the initial deferred income transfer will not change the income start date, the deferred income payment option, or the frequency of deferred income payments.
Deferred Income Transfer Cancellation Period
When you make a deferred income transfer, we will provide written acknowledgement of the deferred income transfer amount. This acknowledgement will include the amount of the deferred income transfer, the amount by which the deferred income payment increased, the deferred income payment option and income start date. Within 10 days after you receive the acknowledgment, you may cancel the additional deferred income transfer. If a deferred income transfer is canceled, we will allocate that deferred income transfer amount to the investment options according to the premium allocation instructions on file or as you instruct us. The deferred income transfer amount will be allocated to the investment options on the next valuation period after your cancellation request is received in good order. If you cancel a deferred income transfer, you may not make another deferred income transfer for 90 days from the date that the deferred income transfer was canceled.
Inactive Contract Status (only for contracts with the Flexible Pension Builder Rider)
In the event that the Contract accumulated value reduces to zero, and deferred income transfers have been made, the Flexible Pension Builder Rider benefits will continue, but all other rights and benefits under the Contract (including the death benefits) will end, and no additional premium payments will be accepted.
Income Start Date
Deferred income payments will begin on the income start date you select. The income start date must be at least 13 contract months after the last deferred income transfer is made and can be no later than the earlier of: (a) 30 years from your initial deferred income transfer; or (b) age 95 (for non-qualified) or age 72 (for qualified).
Income Start Date Change
While this rider is in force and prior to the initial income start date, you may make a one-time election to change the original income start date. The original income start date may be accelerated or deferred. If the income start date is accelerated, the new income start date must be within 5 contract years prior to the original income start date but no earlier than 13 contract months after the last deferred income transfer. If the income start date is deferred, the new income start date must be within the earlier of (a) 5 contract years after the original income start date; or (b) age 95 (for non-qualified) or age 72 (for qualified).
To accelerate the income start date, your election must be made at least 60 days prior to the new income start date. To defer the income start date, your election must be made at least 60 days prior to the original income start date. The change will be effective on the date we receive your notice.

If you change the income start date, future deferred income payments will also change. A change to an earlier date may result in a decrease in the deferred income payment amount and a change to a later date may result in an increase in the deferred income payment amount. Deferred income payments will be adjusted based on the mortality table, interest rate, and interest rate change adjustment shown on the data page such that the current value of the new deferred income payments with the new income start date is equivalent to the value of the original deferred income payments with the original income start date.
Deferred income payments adjusted because of an income start date change will comply with IRS required minimum distribution rules.
An income start date change will not change the deferred income payment option or the frequency of deferred income payments.
Deferred Income Payments
If the annuitant is alive on the income start date, we will begin paying deferred income payments to you or your designated payee.
Deferred income payments are based on:
1.The deferred income transfers made;
2.The income start date you selected;
3.The deferred income payment option and the frequency of deferred income payments you elected;
4.The annuitant's gender (unless not permitted under applicable unisex laws) and attained age for each deferred income transfer made; and
5.The current interest rate environment for each deferred income transfer made.
The amount of your deferred income payment will be provided in a confirmation after each deferred income transfer.
It is possible that the deferred income payment amount you will receive may be higher or lower than the amount you might receive if you purchased a similar product offered by us or by another company. When making a deferred income transfer, you should consider payment amounts for similar products, as well as your future income needs, contract terms, the claims paying ability of the insurance company and your tax situation.
Deferred Income Payment Options
You may elect to receive deferred income payments from one of the following deferred income payment options.
SINGLE LIFE INCOME: Beginning on the income start date, we will pay the deferred income payment, at the frequency you elect, as long as the annuitant is alive. The deferred income payment will end with the payment just before the annuitant’s death. There is no remaining guaranteed benefit payable under this deferred income payment option when the annuitant dies.
SINGLE LIFE INCOME WITH GUARANTEED PERIOD: Beginning on the income start date, we will pay the deferred income payment, at the frequency you elect, as long as the annuitant is alive. You may select a guaranteed period between 5 and 30 years. The deferred income payment will end with the payment just before the annuitant’s death. If the annuitant dies after the income start date but before the end of the guaranteed period, we will pay the remaining guaranteed benefit. The remaining guaranteed benefit is the continuation of the deferred income payment, at the same frequency until the end of the guaranteed period. If a shorter period is required by law, we will pay a commuted value at the end of that shorter period.
SINGLE LIFE INCOME WITH CASH REFUND: Beginning on the income start date, we will pay the deferred income payment, at the frequency you elect, as long as the annuitant is alive. The deferred income payment will end with the payment just before the annuitant’s death. If the annuitant dies after the income start date and the total of all deferred income payments received is less than the total of all deferred income transfers made since the contract issue date, we will pay the remaining guaranteed benefit. The remaining guaranteed benefit is paid as a lump sum and is the total of all deferred income transfers made since the contract issue date less the total of all deferred income payments received since the income start date.

SINGLE LIFE INCOME WITH INSTALLMENT REFUND: Beginning on the income start date, we will pay the deferred income payment, at the frequency you elect, as long as the annuitant is alive. The deferred income payment will end with the payment just before the annuitant’s death. If the annuitant dies after the income start date and the total of all deferred income payments received is less than the total of all deferred income transfers made since the contract issue date, we will pay the remaining guaranteed benefit. The remaining guaranteed benefit is the continuation of the deferred income payment at the same frequency until the total of all deferred income payments made since the income start date equals the total of all deferred income transfers received since the contract issue date. If the period required to pay the remaining guaranteed benefit is longer than allowed by law, we will pay a commuted value at the end of that shorter period.
FIXED PERIOD INCOME: Beginning on the income start date, we will pay the deferred income payment for the term of the fixed period, at the frequency you elect, as long as the annuitant is alive. The deferred income payment will end with the payment just before the annuitant’s death. If the annuitant dies after the income start date but before the end of the guaranteed period, we will pay the remaining guaranteed benefit. The remaining guaranteed benefit is the continuation of the deferred income payment, at the same frequency until the end of the guaranteed period. If a shorter period is required by law, we will pay a commuted value at the end of that shorter period.
Deferred Income Payment Advancement
The deferred income payment advancement feature is not available prior to the income start date. Advanced deferred income payments are only available if deferred income payments are being paid monthly and the contract is not subject to required minimum distribution rules established under the Internal Revenue Service.
After the income start date, you may elect to receive a lump sum payment of up to six deferred income payments in advance by providing notice to us. You will not receive deferred income payments during the months for which payments have been advanced.
You may receive advanced deferred income payments in a lump sum four times during the life of the contract. Monthly deferred income payments must resume before you will be allowed to exercise this option again.
If the annuitant dies before monthly deferred income payments resume, any advanced deferred income payments that would not have been paid after the death of the annuitant must be returned to us.
Please consult a tax advisor about any possible tax consequences before you exercise this option.
Optional Cost of Living Adjustment Features
At the time of the initial deferred income transfer, you may elect one of the optional cost of living adjustment features in this section. This election will apply to all deferred income transfers and cannot be changed. After the income start date, these features allow for potential increases to the deferred income payment amounts you receive. While there is no charge for these features, the election of either of these features will result in a lower deferred income payment in the early years that deferred income payments are made than if you had not elected the feature.
Optional CPI-U Based Adjustment
At the time of the initial deferred income transfer, you may elect a deferred income payment adjustment based on the all-item Consumer Price Index for All Urban Consumers (CPI-U), as published by the United States Department of Labor. If you elect the optional CPI-U based adjustment feature, you may not elect the optional fixed percentage adjustment feature described in this section.
If you elect this optional feature, on each anniversary of the income start date, we will determine a new deferred income payment equal to:
1.The deferred income payment on the income start date, multiplied by
2.The CPI-U value for the month that is three calendar months preceding the current anniversary of the income start date, divided by
3.The CPI-U value for the month that is three calendar months preceding the income start date.
If the new deferred income payment would be less than the current deferred income payment, no change will be made.
If the originally published CPI-U value for any month is later revised, we will not recalculate the value.

We reserve the right to substitute what we believe is an appropriate index for the CPI-U if:
1.The CPI-U is discontinued, delayed, or otherwise not available for this use; or
2.The composition or base of, or method of calculating, the CPI-U changes so that we consider it not appropriate for calculating future changes.
Optional Fixed Percentage Adjustment
At the time of the initial deferred income transfer, you may elect an annual deferred income payment adjustment based on a fixed percentage. You may elect a fixed percentage between 1% and 5% (whole percentages only) on which the adjustment will be based. Once elected, the fixed percentage is set and may not be changed. If you elect the optional fixed percentage adjustment feature, you may not elect the optional CPI-U based adjustment feature previously described.
If you elect this optional feature, on each anniversary of the income start date, the deferred income payment will increase by the fixed percentage you elected. On each anniversary of the income start date, the deferred income payment for that year equals the prior year’s deferred income payment multiplied by (1 + the fixed percentage).
Death Provisions of the Flexible Pension Builder Rider
Death Occurs Prior to the Income Start Date
Prior to the income start date, upon the death of the owner who is also the annuitant and causes a death benefit to be payable under the Contract, this rider terminates and any deferred income death benefit will be added to the death benefit provided under the Contract. If the spouse continues the Contract, the rider also terminates and any deferred income death benefit will be added to the death benefit provided under the Contract and will be credited to the investment options in accordance with the then current premium allocation instructions under the Contract.
Prior to the income start date, upon the death of an owner who is not also the annuitant, this rider terminates and the deferred income death benefit will be added to the death benefit otherwise provided under the Contract. However, if the spouse continues the Contract, the deferred income death benefit is not payable and the benefits under this rider will continue.
Prior to the income start date, upon the death of the annuitant who is not also the owner and does not cause a death benefit to be payable under the Contract, this rider terminates. Any deferred income death benefit will be added to the death benefit otherwise provided under the Contract and will be credited to the investment options in accordance with the then current premium allocation instructions under the Contract.
Prior to the income start date, upon the death of the annuitant who is not also the owner and causes a death benefit to be payable under the Contract (non-natural owner), this rider terminates. Any deferred income death benefit will be added to the death benefit otherwise provided under the Contract.
In the event a death benefit is paid under this rider prior to the income start date and the accumulated value of the Contract is zero, any death benefit payable under this rider will be paid to any beneficiary(ies) in a lump sum.
Death Occurs After the Income Start Date
Upon the death of the annuitant on or after the income start date, deferred income payments will stop unless such death occurs prior to the deferred income payment guaranteed period end date or there is a remaining guaranteed death benefit. In that case, deferred income payments will continue to be paid to the designated beneficiary as described in the applicable deferred income payment option provision.
Upon the death of an owner on or after the income start date, any remaining portion of the interest in the deferred income payments will be distributed at least as rapidly as under the method of distribution used as of the date of death.
Notice of Death
We must be notified immediately of the death of any owner(s) and any annuitant(s). We are entitled to immediately recover any overpayment made because of failure to give us immediate notice of any such death. We are not responsible for any misdirected payments which result from a failure to immediately notify us of any such death.

Summary Report
When deferred income transfers have been made, at least once a year, we will send you a summary of the contract activity and values, including the following information:
1.The beginning and end dates of the current period;
2.The deferred income transfers made, by date received;
3.The deferred income payment purchased by each deferred income transfer during the current period;
4.The income start date;
5.The deferred income payment option; and
6.The amount of the deferred income death benefit, if any, at the end of the then current period.
Additional summaries will be provided to you upon request. Any charge associated with providing additional summaries will not exceed $25.00.
Termination
This rider will terminate when one of the following occurs:
1.The contract terminates; or
2.Upon a death that results in termination of this rider, as described in the Death Provisions of the Deferred Income Rider.
Delay of Deferred Income Transfer
Deferred income transfers are generally completed within seven calendar days after our receipt of your request. However, a deferred income transfer may be deferred during any period when the right to sell mutual fund shares is suspended as permitted under provisions of the Investment Company Act of 1940 (as amended).
The right to sell shares may be suspended during any period when:
•trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays; or
•an emergency exists, as determined by the SEC, as a result of which:
•disposal by a mutual fund of securities owned by it is not reasonably practicable;
•it is not reasonably practicable for a mutual fund to fairly determine the value of its net assets; or
•the SEC permits suspension for the protection of security holders.
If a deferred income transfer is delayed, the deferred income transfer will be processed on the first valuation date following the expiration of the permitted delay unless we receive your written instructions to cancel your deferred income transfer. Your written instruction must be received in the home office prior to the expiration of the permitted delay. The transaction will be completed within seven business days following the expiration of a permitted delay.
Flexible Pension Builder Rider Example
Initial (and only) premium payment = $100,000
Annual returns on underlying investments in divisions during life of Contract = 5.00%
Dollar amount of partial surrenders from Contract (not including the deferred income transfers) during first ten contract years: $0.00
Contract Owner makes a one-time lump sum deferred income transfer of $50,000 into Flexible Pension Builder Rider on August 31 after owning Contract for five years. Elects to begin receiving monthly annuity payments from the Flexible Pension Builder Rider two years from date owner made the deferred income transfer.
Contract fully liquid accumulated value immediately before the deferred income transfer: $127,628
Contract fully liquid accumulated value immediately after the deferred income transfer: $77,628
Contract Owner will receive:
Guaranteed income amount from the Flexible Pension Builder Rider, which is based on: Owner’s gender (where allowed), age, income option, income start date, current interest rates, state of residence.

Death Benefit
This Contract provides a death benefit upon the death of the owner. The Contract will not provide death benefits upon the death of an annuitant unless the annuitant is also an owner or the owner is not a natural person. If you have a Flexible Pension Builder Rider and have made at least one deferred income transfer, your death benefits will differ. For more information, see Flexible Pension Builder Rider in this section.
Before the annuitization date, you may give us written instructions for payment under a death benefit option. If we do not receive your instructions, a death benefit is paid according to instructions from the beneficiary(ies). The beneficiary(ies) may elect to apply a death benefit under an annuity benefit payment option or receive a death benefit as a single payment. Generally, unless the beneficiary(ies) elects otherwise, we pay a death benefit in a single payment, subject to proof of your death.
No surrender charge applies when a death benefit is paid.
If the owner dies before the annuitization date, a death benefit is payable. The death benefit may be paid as either a single payment or under an annuity benefit payment option. If no election is made within the required period of time, the full amount will be paid in a lump sum to the applicable state. Once the money is paid to the applicable state, the beneficiary will have to contact the state to request additional assistance.
If the annuitant dies after the annuitization date, payments will continue only as provided by the annuity benefit payment option in effect.
The following tables illustrate the various situations and the resulting death benefit payment if death occurs before the annuitization date and while the accumulated value is greater than zero.

If you die and...	And...	Then...
You are the sole owner	Your spouse is not named as the sole primary beneficiary
The beneficiary(ies) receives the death benefit under the Contract.
If a beneficiary dies before you, upon your death we will make equal payments of that beneficiary's portion to the surviving beneficiaries unless you provided us with other written instructions. If no beneficiary(ies) survives you, the death benefit is paid to your estate in a single payment.
Upon your death, only your beneficiary’s(ies’) right to the death benefit will continue; all other rights and benefits under the Contract will terminate.

If...	And...	Then...
You are the sole owner	Your spouse is named as the sole primary beneficiary
Your spouse may either
a. continue the Contract; or
b. receive the death benefit under the Contract.
If a beneficiary dies before you, upon your death we will make equal payments of that beneficiary's portion to the surviving contingent beneficiaries unless you provided us with other written instructions. If no beneficiary(ies) survives you, the death benefit is paid to your estate in a single payment.
Unless your spouse elects to continue the Contract, only your spouse’s right to the death benefit will continue; all other rights and benefits under the Contract will terminate.
If you elected one of the optional death benefit riders, the rider will terminate at the original owner's death.

You are a joint owner	The surviving joint owner is not your spouse
The surviving owner receives the death benefit under the Contract.
Upon your death, only the surviving owner’s right to the death benefit will continue; all other rights and benefits under the Contract will terminate.

You are a joint owner	The surviving joint owner is your spouse
Your spouse may either
a. continue the Contract; or
b. receive the death benefit under the Contract.
Unless your surviving spouse owner elects to continue the Contract, upon your death, only your spouse’s right to the death benefit will continue; all other rights and benefits under the Contract will terminate.
If you elected one of the optional death benefit riders, the rider will terminate at the death of the first owner to die.

If the annuitant dies	The owner is not a natural person
The beneficiary(ies) receives the death benefit under the Contract.
If a beneficiary dies before the annuitant, upon the annuitant’s death we will make equal payments of that beneficiary's portion to the surviving beneficiaries unless the owner provided us with other written instructions.
Upon the annuitant’s death, only the beneficiary’s(ies’) right to the death benefit will continue; all other rights and benefits under the Contract will terminate.

Payment of Death Benefit
The death benefit is usually paid within five business days of our receiving all required documents (including proof of death) to process the claim. Payment is made according to benefit instructions provided by you. Some states require this payment to be made in less than five business days. Under certain circumstances, this payment may be delayed (see 16. ADDITIONAL INFORMATION ABOUT THE CONTRACT - Delay of Payments).
NOTE:    Proof of death includes: a certified copy of a death certificate; a certified copy of a court order; a written statement by a medical doctor; or other proof satisfactory to us.
The accumulated value remains invested in the divisions until the valuation period during which we receive the required documents. If more than one beneficiary is named, only one beneficiary must provide a document showing proof of death. Each beneficiary’s portion of the Contract death benefit (not including any deferred income death benefit) remains invested in the divisions until the valuation period during which we receive the required documents. A beneficiary will be paid at the time he or she provides the required documents, including a claim form. Unless otherwise required by law, we pay interest on the death benefit from the first day the accumulated value is no longer invested in the divisions until payment is made. After payment of all of the death benefit (including any applicable interest), the Contract is terminated. However, if deferred income transfers have been made, see Flexible Pension Builder Rider.

Standard Death Benefit
The standard death benefit is automatically included at no additional cost with your Contract if you do not elect one of the optional death benefit riders. The standard death benefit is equal to your accumulated value on the date we receive proof of death and all required documents.
If you are purchasing the Pivot Series Variable Annuity as an Individual Retirement Annuity (IRA), as defined in Internal Revenue Code Sections 408(b)(k)(p) and 408A, election of the Return of Premium Death Benefit or the Annual Step-Up Death Benefit may be required by certain broker dealers. There is a charge for the additional death benefit that is deducted each calendar quarter.
Optional Death Benefit Riders
For applications signed before April 6, 2017, two optional death benefit riders were available as long as the oldest owner (or oldest annuitant if non-natural owner) was younger than age 71. For applications signed on or after April 6, 2017, two optional death benefit riders are available as long as the oldest owner (or oldest annuitant if non-natural owner) is younger than age 80. The two optional death benefit riders are the Return of Premium Death Benefit Rider and the Annual Step-Up Death Benefit Rider. You may elect only one optional death benefit rider and this election is only available when you purchase the Contract. We reserve the right, in our sole discretion, to allow Contract owners to add a rider after issue and reserve the right to restrict the investment options available in one or both of these optional death benefit riders. If we exercise one or both of these rights, we will give written notice and our offer will not be unfairly discriminatory. There is an additional charge for the optional death benefit riders. See the table at the beginning of this section.
NOTE: If you do not elect one of the optional death benefit riders, the Standard Death Benefit will apply. If you are purchasing the Pivot Series Variable Annuity as an Individual Retirement Annuity (IRA), as defined in Internal Revenue Code Sections 408(b)(k)(p) and 408A, election of the Return of Premium Death Benefit or the Annual Step-Up Death Benefit may be required by certain broker dealers. There is a charge for the additional death benefit that is deducted each calendar quarter.
When available, an optional death benefit rider can only be elected at the time the Contract is issued.
If you elect one of the optional death benefit riders, the rider will terminate on the earliest of the following:
1.    the date we receive your request in good order to cancel it in our office (you may terminate this rider at any time); or
2.    the death of the owner; or
3.    the date the Contract owner is changed (unless changed to a non-natural owner); or
4.     the date the Contract accumulated value reduces to zero.
Once the optional death benefit rider you elected is terminated, it cannot be reinstated.
Return of Premium Death Benefit
The Return of Premium Death Benefit is an optional death benefit rider offered at the time of purchase. There is an additional charge for the optional Return of Premium Death Benefit rider. See the table at the beginning of this section for more information.
If you elected this rider, the death benefit amount is the greater of a or b, where:
a =    the accumulated value on the date we receive proof of death and all required documents; and
b =    the total of premium payments minus an adjustment for each partial surrender (and any applicable surrender charges and fees) and minus an adjustment for each partial annuitization made prior to the date we receive proof of death and all required documents.
NOTE:     If an amount is transferred from the Flexible Pension Builder Rider back to the accumulated value (as described in Flexible Pension Builder Rider in this section, this amount will impact the above death benefit similar to premium payments.

The adjustment for each partial surrender (and any applicable surrender charges and fees) and for each partial annuitization made prior to the date we receive proof of death and all required documents is equal to (x divided by y) multiplied by z, where:
x =    the amount of the partial surrender (and any applicable surrender charges and fees) or the amount of the partial annuitization; and
y =    the accumulated value immediately prior to the partial surrender or partial annuitization; and
z =    the amount determined in b above immediately prior to the partial surrender or partial annuitization.
Example:    Your accumulated value is $10,000 and you take a partial surrender of $2,000 (20% of your accumulated value). For purposes of calculating the death benefit, we reduce the amount determined in b above by 20%.
Annual Step-Up Death Benefit
The Annual Step-Up Death Benefit is an optional death benefit rider offered at the time of Contract issue. There is an additional charge for the optional Annual Step-Up Death Benefit rider. See the table at the beginning of this section for more information.
If you elected this rider, the death benefit amount is the greatest of a, b or c, where:
a =    the accumulated value on the date we receive proof of death and all required documents;
b =    the total of premium payments minus an adjustment for each partial surrender (and any applicable surrender charges and fees) and minus an adjustment for each partial annuitization made prior to the date we receive proof of death and all required documents; and
c =    the highest accumulated value on any Contract anniversary prior to the Lock-In Date plus any premium payments since that Contract anniversary and minus an adjustment for each partial surrender (and any applicable surrender charges and fees) and minus an adjustment for each partial annuitization made after that Contract anniversary.
For applications signed before April 6, 2017, the Lock-In Date is the Contract anniversary following the oldest owner's 80th birthday (or annuitant, if non-natural owner).
For applications signed on or after April 6, 2017, the Lock-In Date is the later of the Contract anniversary following the oldest owner’s 80th birthday (or annuitant, if non-natural owner) or five years after the Contract issue date.
After the Lock-In Date, but prior to the annuitization date, the amount determined in c above will only be increased by any premium payments made since the Lock-In Date, and decreased by an adjustment for each partial surrender and/or partial annuitization made since the Lock-In Date.
NOTE:     If an amount is transferred from the Flexible Pension Builder Rider back to the accumulated value (as described in Flexible Pension Builder Rider in this section, this amount will impact the above death benefit similar to premium payments.
The adjustment for each partial surrender (and any applicable surrender charges and fees) and for each partial annuitization made prior to the date we receive proof of death and all required documents is equal to (x divided by y) multiplied by z, where:
x =    the amount of the partial surrender (and any applicable surrender charges and fees) or the amount of the partial annuitization; and
y =    the accumulated value immediately prior to the partial surrender or partial annuitization; and
z =    the amounts determined in b or c above immediately prior to the partial surrender or partial annuitization.
Example:    Your accumulated value is $10,000 and you take a partial surrender of $2,000 (20% of your accumulated value). For purposes of calculating the death benefit, we reduce the amounts determined in b or c above by 20%.

Optional Return of Premium Death Benefit Example:
Contract Issue date = August 31
Initial premium payment = $100,000
On November 3 of same calendar year, partial surrender = $4,000
On November 3, assume the accumulated value prior to the partial surrender is $90,000
The Return of Premium Death Benefit on November 3 is the greatest of 1 or 2 below:
1.    $86,000 = Accumulated Value ($90,000 - $4,000)
2.    $95,555.56 = Return of Premium = (1 - $4,000/$90,000) * $100,000
Optional Annual Step-Up Death Benefit Example:
Contract Issue date = August 31
Initial premium payment = $100,000
Five years later:
Highest annual step-up = $120,000
On December 30, assume the accumulated value prior to the partial surrender is $110,000.
On December 30 of same calendar year, partial surrender = $4,000
The Annual Step-up Death Benefit on December 30 is the greatest of 1,2, and 3 below
1.    $106,000 = Accumulated Value ($110,000-$4,000)
2.    $96,363.64 = Return of Premium = (1 - $4,000/$110,000) * $100,000
3.    $115,636.36 = Annual Step-up = (1 - $4,000/$110,000) * $120,000
Automatic Portfolio Rebalancing (APR)
For details about this benefit, see 8. GENERAL DESCRIPTION OF THE CONTRACT.

Scheduled Transfers (Dollar Cost Averaging)
For details about this benefit, see 8. GENERAL DESCRIPTION OF THE CONTRACT.
Waiver of Surrender Charge Rider
For details about this benefit, see 7. CHARGES.
Liquidity Max (not available for applications signed on or after April 6, 2017)
The current annual charge for this rider is 0.25% of the average daily net assets of the Separate Account divisions. We reserve the right to increase this charge to an annual maximum of 0.55% of the average daily net assets of the Separate Account divisions. We will provide prior written notice in the event that we decide to exercise our right to increase the annual charge for this rider.
If you have the Liquidity Max benefit and you make a full or partial surrender, there are no surrender charges for the amount(s) surrendered.

11. PURCHASES AND CONTRACT VALUE

How to Buy a Contract
If you want to buy a Contract, you must submit an application and make an initial premium payment. If you are buying the Contract to fund a SIMPLE-IRA or SEP, an initial premium payment is not required at the time you send in the application. If the application is complete and the Contract applied for is suitable and meets all other regulatory requirements, the Contract is issued. If the completed application is received in good order, the initial premium payment is credited within two valuation days after the later of receipt of the application or receipt of the initial premium payment at our home office. If the initial premium payment is not credited within five valuation days, it is refunded unless we have received your permission to retain the premium payment until we receive the information necessary to issue the Contract.
The date the Contract is issued is the contract date. The contract date is the date used to determine contract years, regardless of when the Contract is delivered.
Premium Payments
•The initial premium payment must be at least $5,000 for non-qualified contracts.
•The initial premium payment must be at least $2,000 for all other contracts.
•If you are making premium payments through a payroll deduction plan or through a bank (or similar financial institution) account under an automated investment program, your initial and subsequent premium payments must be at least $100.
•Subsequent premium payments must be at least $500 and can be made until the earlier of the annuitization date or the date the Contract changes to inactive contract status.
•Premium payments are to be made by personal or financial institution check (for example, a cashier’s check). We reserve the right to refuse any premium payment that we feel presents a fraud or money laundering risk. Examples of the types of premium payments we will not accept are cash, money orders, starter checks, travelers’ checks, credit card checks, and foreign checks.
•If you are a member of a retirement plan covering three or more persons, the initial and subsequent premium payments for the Contract must average at least $100 and cannot be less than $50.
•The total sum of all premium payments for a Contract may not be greater than $2,000,000 (maximum premium limit) without our prior approval. For further information, please call 1-800-852-4450.
•The Company reserves the right to increase the minimum amount for each premium payment with thirty days advance notice.
•Premium payments are credited on the basis of the unit value next determined after we receive a premium payment.
Accumulated Value
The accumulated value of your Contract is the total of the Separate Account division values.
There is no guaranteed minimum Separate Account division value. The value reflects the investment experience of the divisions that you choose and also reflects your premium payments, partial surrenders, surrender charges, partial annuitizations, deferred income transfers and the Contract expenses deducted from the Separate Account.
The Separate Account division value changes from day to day. To the extent the accumulated value is allocated to the Separate Account divisions, you bear the investment risk. At the end of any valuation period, your Contract’s value in a division is:
•the number of units you have in a division multiplied by
•the value of a unit in the division.

The number of units is equal to the total units purchased by allocations to the division from:
•your initial premium payment;
•subsequent premium payments;
•your Exchange Credit (effective January 1, 2017, the Exchange Credit is no longer available); and
•transfers from another investment option
minus units sold:
•for partial surrenders and/or partial annuitizations from the division;
•as part of a transfer to another division;
•as part of a deferred income transfer from the division; and
•to pay Contract charges and fees (not deducted as part of the daily unit value calculation).
Unit values are calculated each valuation date at the close of normal trading of the NYSE (generally 4:00 p.m. EST). To calculate the unit value of a division, the unit value from the previous valuation date is multiplied by the division’s net investment factor for the current valuation period. The number of units does not change due to a change in unit value.
The net investment factor measures the performance of each division. The net investment factor for a valuation period is [(a plus b) divided by (c)] minus d where:
a =     the share price (net asset value) of the underlying mutual fund at the end of the valuation period;
b =     the per share amount of any dividend* (or other distribution) made by the mutual fund during the valuation period;
c =     the share price (net asset value) of the underlying mutual fund at the end of the previous valuation period; and
d =     the daily charge for Total Separate Account Annual Expenses and any riders, if applicable. The daily charge is calculated by dividing the annual amount of these expenses by 365 and multiplying by the number of days in the valuation period.
*    When an investment owned by an underlying mutual fund pays a dividend, the dividend increases the net asset value of a share of the underlying mutual fund as of the date the dividend is recorded. As the net asset value of a share of an underlying mutual fund increases, the unit value of the corresponding division also reflects an increase. Payment of a dividend under these circumstances does not increase the number of units you own in the division.
The Company reserves the right to terminate a Contract and send you the accumulated value if no premiums are paid during two consecutive calendar years and the accumulated value (or total premium payments less partial surrenders and applicable surrender charges) is less than $2,000. The Company will first notify you of its intent to exercise this right and give you 60 days to increase the accumulated value to at least $2,000. However, if deferred income transfers have been made, see 10. BENEFITS AVAILABLE UNDER THE CONTRACT – Flexible Pension Builder Rider.
Distribution of the Contract
The Company has appointed Principal Securities, Inc. ("PSI") (Des Moines, Iowa 50392-0200), a broker-dealer registered under the Securities Exchange Act of 1934, a member of the Financial Industry Regulatory Authority and affiliate of the Company, as the distributor and principal underwriter of the Contract. PSI is paid 6.50% of premium payments by the Company for the distribution of the Contract. PSI also receives 12b-1 fees in connection with purchases and sales of certain mutual funds underlying the Contracts. The underlying mutual funds that pay PSI 12b-1 fees are identified in Appendix A.
PSI is an affiliate of the Company. Both PSI and the Company are subsidiaries of Principal Financial Services, Inc.
Applications for the Contracts were solicited by registered representatives of PSI or such other broker-dealers as have entered into selling agreements with PSI. Such registered representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products.
The intermediary may pay to its financial professionals some or all of the amounts the distributor and its affiliates pay to the intermediary.

12. SURRENDERS AND WITHDRAWALS

This section describes general surrenders and withdrawals (“surrenders”) under your Contract.
Surrenders
You may surrender your Contract by providing us notice. Surrender requests may be sent to us at:
Principal Life Insurance Company
PO Box 9382
Des Moines, Iowa 50306-9382
Surrenders result in the redemption of units and your receipt of the value of the redeemed units minus any applicable surrender charge and fees. Surrender values are calculated using the price next determined after we receive your request. Surrenders from the Separate Account are generally paid within seven days of the effective date of the request for surrender (or earlier if required by law). However, certain delays in payment are permitted (see 16. ADDITIONAL INFORMATION ABOUT THE CONTRACT – Delay of Payments). Surrenders before age 59½ may involve an income tax penalty (see 13. TAXES).
You may specify surrender allocation percentages with each partial surrender request. If you do not provide us with specific percentages, we will use your premium payment allocation percentages for the partial surrender. Surrenders may be subject to a surrender charge (see 7. CHARGES).
Total Surrender with Flexible Pension Builder Rider
When deferred income transfers have not been made:
•You may surrender the Contract at any time before the annuitization date.
•Surrender values are calculated using the price next determined after we receive your request in good order.
•The cash surrender value is your accumulated value minus any applicable surrender charges and fee(s) (Contract fee and/or prorated share of the charge(s) for optional rider(s)).
•We reserve the right to require you to return the Contract.
•If you have assigned an interest in this Contract as collateral for a loan or otherwise, prior to surrender you must obtain written consent of all collateral assignees (ex., the relevant lender(s)).
When deferred income transfers have been made:
•You may surrender the Contract accumulated value at any time before the annuitization date. Except for the Flexible Pension Builder Rider and its benefits, all other Contract provisions will then change to inactive contract status.  Any deferred income payments will be paid according to the deferred income payment option and frequency you selected. If the Contract changes to inactive contract status during the deferred income transfer 10 day cancellation period and you elect to cancel that deferred income transfer, the Contract will return to active status. See 10. BENEFITS AVAILABLE UNDER THE CONTRACT – Flexible Pension Builder Rider for additional information.
•Surrender values are calculated using the price next determined after we receive your request in good order.
•The cash surrender value is your accumulated value minus any applicable surrender charges and fee(s) (Contract fee and/or prorated share of the charge(s) for optional rider(s)).
•The written consent of all collateral assignees must be obtained prior to surrender.
Total Surrender without Flexible Pension Builder Rider
•You may surrender the Contract at any time before the annuitization date.
•Surrender values are calculated using the price next determined after we receive your request in good order.
•The cash surrender value is your accumulated value minus any applicable surrender charges and fee(s) (Contract fee and/or prorated share of the charge(s) for optional rider(s)).
•We reserve the right to require you to return the Contract.
•The written consent of all collateral assignees must be obtained prior to surrender.

Unscheduled Partial Surrender
•You may surrender a part of your accumulated value at any time before the annuitization date.
•You must specify the dollar amount of the surrender (which must be at least $100).
•The surrender is effective at the end of the valuation period during which we receive your written request for surrender.
•The surrender is deducted from your investment options according to your surrender allocation percentages.
•If surrender allocation percentages are not specified, we use your premium payment allocation percentages.
•We surrender units from your investment options to equal the dollar amount of the surrender request plus any applicable surrender charge and transaction fee, if any.
•We will not allow an unscheduled partial surrender that will result in your accumulated value being less than $5,000; we reserve the right to increase this amount up to and including $10,000.
•The written consent of all collateral assignees must be obtained prior to surrender.
Scheduled Partial Surrender
•You may elect partial surrenders from any of your investment options on a scheduled basis.
•Your accumulated value must be at least $5,000 when the scheduled partial surrenders begin.
•You may specify monthly, quarterly, semi-annually or annually and choose a surrender date (other than the 29th, 30th or 31st).
•If the selected date is not a valuation date, the partial surrender is completed on the next valuation date.
•All scheduled partial surrenders occurring on the Contract anniversary are reflected in the values for the prior year.
•We surrender units from your investment options to equal the dollar amount of the partial surrender request plus any applicable partial surrender charge.
•The partial surrenders continue until your value in the investment option is zero or we receive written notice to stop the partial surrenders.
•The written consent of all collateral assignees must be obtained prior to partial surrender.
Free Surrender Amount
The free surrender amount may be surrendered without a surrender charge. This amount is the greater of:
•earnings in the Contract (earnings equal accumulated value less unsurrendered premium payments as of the date of the surrender); or
•10% of the premium payments, decreased by any partial surrenders, partial annuitizations and deferred income transfers since the last Contract anniversary.
Any amount not taken under the free surrender amount in a contract year is not added to the amount available under the free surrender amount for any following contract year(s).
Unscheduled partial surrenders of the free surrender amount may be subject to the transaction fee (see 7. CHARGES - Transaction Fee).
When Surrender Charges Do Not Apply
The surrender charge does not apply to:
•amounts applied under an annuity benefit payment option; or
•deferred income transfers applied to a deferred income payment option; or
•payment of any death benefit, however, the surrender charge does apply to premium payments made by a surviving spouse after an owner’s death; or
•amounts distributed to satisfy the minimum distribution requirement of Section 401(a)(9) of the Internal Revenue Code, provided that the amount surrendered does not exceed the minimum distribution amount which would have been calculated based on the value of this Contract alone; or
•an amount transferred from a Contract used to fund an IRA to another annuity contract issued by the Company to fund an IRA of the participant’s spouse when the distribution is made pursuant to a divorce decree.
Right to Examine the Contract (Free Look)
It is important to us that you are satisfied with the purchase of your Contract. Under state law, you have the right to return the Contract for any reason during the examination offer period (a “free look”). The examination offer period is the later of 15 days after the Contract is delivered to you, or such later date as specified by applicable state law.

Although we currently allocate your initial premium payments to the investment options you have selected, during times of economic uncertainty and with prior notice to you, we may exercise our right to allocate initial premium payments to the Money Market division during the examination offer period. If your initial premium payments are allocated to the Money Market division and the free look is exercised, you will receive the greater of premium payments or the accumulated value.
NOTE: All references to the Money Market division in this prospectus will mean the Fidelity VIP Government Money Market Division.
In California, for owners age 60 or older, we allocate initial premium payments to the Money Market division during the examination offer period unless you elect to immediately invest in the allocations you selected. If your premium payments were allocated to the Money Market division, after the free look period ends your accumulated value will be converted into units of the division(s) according to your allocation instructions. The units allocated will be based on the unit value next determined for each division.
To exercise your free look, you must send the Contract and a written request to us postmarked before the close of business on the last day of the examination offer period.
If you properly exercise your free look, we will cancel the Contract. In the states that require us to return your premium payments, we will return the greater of your premium payments or accumulated value. In all states we will return at least your accumulated value plus any premium tax charge deducted, and minus any applicable federal and state income tax withholding. The amount returned may be higher or lower than the premium payment(s) applied during the examination offer period.
If you are purchasing this Contract to fund an IRA, SIMPLE-IRA, or SEP-IRA and you return it on or before the seventh day of the examination offer period, we will return the greater of:
•the total premium payment(s) made; or
•your accumulated value plus any premium tax charge deducted, less any applicable federal and state income tax withholding and, depending on the state in which the Contract was issued, any applicable fees and charges.
You may obtain more specific information regarding the free look from your registered representative or by calling us at 1-800-852-4450.
13. TAXES
The following description is a general summary of the tax rules, primarily related to federal income taxes, which in our opinion are currently in effect. These rules are based on laws, regulations and interpretations which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. You should consult a tax advisor about the tax implications of taking action under a Contract or related retirement plan.
Taxation of Non-Qualified Contracts
Non-Qualified Contracts
Section 72 of the Internal Revenue Code (Code) governs the income taxation of annuities in general.
•Premium payments made under non-qualified contracts are not excludable or deductible from your gross income or any other person’s gross income.
•An increase in the accumulated value of a non-qualified contract owned by a natural person resulting from the investment performance of the Separate Account is generally not taxable until paid out as surrender proceeds, death benefit proceeds, or otherwise.
•Generally, owners who are non-natural persons (such as a trust, partnership or corporation) are immediately taxed on any increase in the accumulated value unless the non-natural person is acting as an agent for a natural person.

The following discussion applies generally to Contracts owned by natural persons.
•Surrenders or partial surrenders are taxed as ordinary income to the extent of the accumulated income or gain under the Contract.
•The value of the Contract pledged or assigned is taxed as ordinary income to the same extent as a partial surrender.
•Annuity benefit payments:
•The basic rule for taxing annuity benefit payments is that part of each annuity benefit payment is considered a nontaxable return of the investment in the Contract and part is considered taxable income. An “exclusion ratio” is applied to each annuity benefit payment to determine how much of the payment is excludable from gross income. The remainder of the annuity benefit payment is includable in gross income for the year received.
•The “investment in the Contract” is generally the total of the premium payments made less any tax-free return of premiums.
•After the investment in the Contract is paid out, the full amount of any annuity benefit payment is taxable.
For purposes of determining the amount of taxable income resulting from distributions, all Contracts and other annuity contracts issued by us or our affiliates to the same owner within the same calendar year are treated as if they are a single contract.
Transfer of ownership may have tax consequences to the owner. For owners who are non-natural persons changing the annuitant may have tax consequences to the owner. Please consult with your tax advisor before changing the owner or annuitant on your Contract.
Required Distributions for Non-Qualified Contracts
In order for a non-qualified contract to be treated as an annuity contract for federal income tax purposes, the Code requires:
•If the person receiving payments dies on or after the annuitization date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of the interest is distributed at least as rapidly as under the method of distribution being used as of the date of that person’s death.
•If you die prior to the annuitization date, the entire interest in the Contract will be distributed:
•within five years after the date of your death; or
•as annuity benefit payments (or similar periodic payments) which begin within one year of your death and which are made over the life of your designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary.
•    If the Contract is owned by a trust, corporation or other non-natural person, then the death of the annuitant will be treated as the death of the owner.
Generally, unless the beneficiary elects otherwise, the above requirements are satisfied prior to the annuitization date by paying the death benefit in a single payment, subject to proof of your death. The beneficiary may elect, by written request, to receive an annuity benefit payment option instead of a single payment.
If your designated beneficiary is your surviving spouse, the Contract may be continued with your spouse deemed to be the new owner for purposes of the Code. When the owner receiving payments is not a natural person, the required distributions provided for in the Code apply upon the death of the annuitant.
Early Distribution Penalty
If you take a premature distribution from the Contract, you may incur a 10% income tax penalty on the taxable portion of the distribution, unless the distribution is:
•made on or after you reach age 59½;
•made to a beneficiary on or after your death;
•made upon your disability as defined in the Internal Revenue Code;
•part of a series of substantially equal periodic payments for the life or life expectancy of you or you and your designated beneficiary;
•made under an immediate annuity contract; or
•allocable to contributions made prior to August 14, 1982.

Tax reporting distributions from an annuity contract that is owned by a trust: The Internal Revenue Service (IRS) determined in Private Letter Ruling 202031008 that a non-grantor trust cannot attain age 59 ½, become disabled, or have a life expectancy. Thus, the IRS held that those three exceptions to the 10% penalty are not applicable to distributions from a deferred annuity contract that is owned by a non-grantor trust. Alternatively, the IRS held that a deferred annuity contract owned by a grantor trust can utilize those three exceptions if the grantor qualifies for the exception (for example, the grantor attained age 59 ½ at the time of the distribution). Consult a tax advisor for further information.
Tax-Free Exchanges
Under Section 1035 of the Code, the exchange of one annuity contract for another is not a taxable transaction if the same owner is on each contract in the exchange, but may be reportable to the IRS.
Net Investment Income Tax
The Net Investment Income Tax is imposed at a rate of 3.8% on net investment income for higher tax bracket individuals.
This tax may apply to an individual’s net investment income if the individual’s modified Adjustable Gross Income exceeds $200,000 for a single filer or $250,000 for a married filing jointly filer. The tax applies to income from interest, dividends, annuities, royalties and rents not obtained in a normal trade of business. The tax may also apply to certain trusts and estates with net investment income.
Income from annuities that are part of a qualified retirement plan (as described in the following section) are not treated as investment income for the purpose of this new tax and thus are not subject to the new 3.8% rate but may be includible for purposes of determining whether the applicable Net Investment Income Tax income limits are exceeded.
Taxation of Qualified Contracts
Tax-Qualified Contracts: IRA, SEP, and SIMPLE-IRA
The Contract may be used to fund IRAs, SEPs, and SIMPLE-IRAs.
•IRA – An Individual Retirement Annuity (IRA) is a retirement savings annuity. Contributions grow tax deferred.
•SEP-IRA – SEP stands for Simplified Employee Pension and is a form of IRA. A SEP allows you, as an employer, to provide retirement benefits for your employees by contributing to their IRAs.
•SIMPLE-IRA – SIMPLE stands for Savings Incentive Match Plan for Employees. A SIMPLE-IRA allows employees to save for retirement by deferring salary on a pre-tax basis and receiving predetermined company contributions.
The tax rules applicable to owners, annuitants and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, premium payments made under a retirement program recognized under the Code are excluded from the participant’s gross income for tax purposes prior to the annuity benefit payment date (subject to applicable state law). The portion, if any, of any premium payment made that is not excluded from their gross income is their investment in the Contract. Aggregate deferrals under all plans at the employee’s option may be subject to limitations.
Tax-qualified retirement arrangements, such as IRAs, SEPs, and SIMPLE-IRAs, are tax-deferred. You derive no additional benefit from the tax deferral feature of the annuity. Consequently, an annuity should be used to fund an IRA, or other tax qualified retirement arrangement to benefit from the annuity’s features other than tax deferral. These features may include guaranteed lifetime income, death benefits without surrender charges, guaranteed caps on fees, and the ability to transfer among investment options without sales or withdrawal charges.
The tax implications of these plans are further discussed in the SAI under the heading Taxation Under Certain Retirement Plans. Check with your tax advisor for the rules which apply to your specific situation.
Premature Distributions
There is a 10% additional penalty tax under the Code on the taxable portion of a “premature distribution” from IRAs, IRA rollovers, SEP-IRAs and SIMPLE-IRAs. The tax penalty is increased to 25% in the case of distributions from SIMPLE-IRAs during the first two years of participation in the SIMPLE IRA. Generally, an amount is a “premature distribution” unless the distribution is:
•made on or after you reach age 59½;
•made to a beneficiary on or after your death;
•made upon your disability as defined in the Internal Revenue Code;

•part of a series of substantially equal periodic payments for the life or life expectancy of you or you and your designated beneficiary;
•made to pay certain deductible medical expenses;
•for health insurance premiums while unemployed;
•for first home purchases (up to $10,000);
•for qualified higher education expenses;
•for qualified disaster tax relief distributions;
•for qualified reservist distributions;
•for amounts levied by the IRS directly against your IRA; or
•a qualified birth or adoption distribution (up to $5,000).
For more information regarding premature distributions, please reference IRS Publication 590-B and consult your tax advisor.
Rollover IRAs
If you receive a lump-sum distribution from a qualified retirement plan, tax-sheltered annuity or governmental 457(b) plan, you may maintain the tax-deferred status of the distribution by rolling it over into an eligible retirement plan or IRA. You can accomplish this by electing a direct rollover from the plan, or you can receive the distribution and roll it over into an eligible retirement plan or IRA within 60 days. However, if you do not elect a direct rollover from the plan, the plan is required to withhold 20% of the taxable portion of the distribution. This amount is sent to the IRS as income tax withholding to be credited against your taxes. Amounts received prior to age 59½ and not rolled over may be subject to an additional 10% penalty tax. You may roll over amounts from a qualified plan directly to a Roth IRA. As part of this rollover, previously taxed deferred funds from the qualified plan are converted to after-tax funds under a Roth IRA. Generally, the entire rollover is taxable (unless it includes after-tax dollars) and is included in gross income in the year of the rollover/conversion. For more information, please consult your tax advisor.
In addition, not more frequently than once every twelve months, an owner may execute one tax-free indirect rollover from one IRA to another, subject to the 60-day limitation. The once-per-year limitation on rollovers does not apply to direct transfers of funds between IRA providers or to Roth IRA conversions. For more information, please consult your tax advisor.
Roth IRAs
The Contract may be purchased to fund a Roth IRA. Contributions to a Roth IRA are not deductible from taxable income. Subject to certain limitations, a traditional IRA, SEP-IRA or SIMPLE-IRA may be converted into a Roth IRA or a distribution from such an arrangement may be rolled over to a Roth IRA. However, a conversion or a rollover to a Roth IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a Roth IRA are tax-free. For more information, please contact your tax advisor.
Required Minimum Distributions for IRAs
The Required Minimum Distribution (RMD) regulations dictate when individuals must start taking payments from their IRA. Generally speaking, RMDs for IRAs must begin no later than April 1 following the close of the calendar year in which you turn 72. Thereafter, the RMD is required no later than December 31 of each calendar year.
The RMD rules apply to traditional IRAs, as well as SEP-IRAs and SIMPLE-IRAs, during the lifetime and after the death of IRA owners. They do not, however, apply to Roth IRAs during the lifetime of the Roth IRA owner. If an individual owns more than one IRA, the RMD amount must be determined for each, but the actual distribution can be satisfied from a combination of one or more of the owner's IRAs. Roth IRAs may not be aggregated with other IRAs, but may be aggregated with other Roth IRAs.
NOTE:    Contractual limitations exist that may limit the ability to satisfy an individual's multiple RMD obligations via this annuity.
Failure to comply with the RMD rules can result in tax penalty of 50% on the amount by which the RMD in any year exceeds the amount actually distributed in that year.
Withholding
Annuity benefit payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Notwithstanding the recipient’s election, withholding may be required on payments delivered outside the United States. Moreover, special withholding rules may require us to disregard the recipient’s election if the recipient fails to supply us with a taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies us that the taxpayer identification number provided by the recipient is incorrect.
14. LEGAL PROCEEDINGS
There are no legal proceedings pending for which the following would be adversely affected in a material way: Separate Account B, the Company; the principal underwriter; or depositor.
15. FINANCIAL STATEMENTS
The consolidated financial statements of Principal Life Insurance Company which are included in the SAI should be considered only as they relate to our ability to meet our obligations under the Contract. They do not relate to investment performance of the assets held in the Separate Account.
16.    ADDITIONAL INFORMATION ABOUT THE CONTRACT
The Contract
The entire Contract is made up of the Contract, amendments, riders and endorsements and data page. Only our corporate officers can agree to change or waive any provisions of a Contract. Any change or waiver must be in writing and signed by an officer of the Company.
Delay of Payments
Surrendered amounts are generally disbursed within seven calendar days after we receive your instruction for a surrender in a form acceptable to us. This period may be shorter where required by law. However, payment of any amount upon total or partial surrender, death, annuitization of the accumulated value or the transfer to or from a division may be deferred during any period when the right to sell mutual fund shares is suspended as permitted under provisions of the Investment Company Act of 1940 (as amended).
The right to sell shares may be suspended during any period when:
•trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays; or
•an emergency exists, as determined by the SEC, as a result of which:
•disposal by a mutual fund of securities owned by it is not reasonably practicable;
•it is not reasonably practicable for a mutual fund to fairly determine the value of its net assets; or
•the SEC permits suspension for the protection of security holders.
If payments are delayed the transfer will be processed on the first valuation date following the expiration of the permitted delay unless we receive your written instructions to cancel your surrender, annuitization, or transfer. Your written instruction must be received in the home office prior to the expiration of the permitted delay. The transaction will be completed within seven business days following the expiration of a permitted delay.
In addition, we reserve the right to defer payment of that portion of your accumulated value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 business days) to allow the check to clear the banking system.
Misstatement of Age or Gender
If the age or, where applicable, gender of the annuitant has been misstated, we adjust the annuity benefit payment under your Contract to reflect the amount that would have been payable at the correct age and gender. If we make any overpayment because of incorrect information about age or gender, or any error or miscalculation, we deduct the overpayment from the next payment or payments due. Underpayments are added to the next payment.
Assignment
If your Contract is part of your qualified plan, IRA, SEP, or SIMPLE-IRA, you may not assign ownership.
You may assign ownership of your non-qualified contract. Each assignment is subject to any payments made or action taken by the Company prior to our notification of the assignment. We assume no responsibility for the validity of any assignment. An assignment or pledge of a Contract may have adverse tax consequences.

An assignment must be made in writing and filed with us at our home office. The irrevocable beneficiary(ies), if any, must authorize any assignment in writing. Your rights, as well as those of the annuitant and beneficiary, are subject to any assignment on file with us. Any amount paid to an assignee is treated as a partial surrender and is paid in a single payment.
The Company may refuse any assignment or transfer at any time on a non-discriminatory basis and may refuse any assignment where it believes such assignment may cause the development of a trading market.
Contract Termination
We reserve the right to terminate the Contract and make a single payment (without imposing any charges) to you if your accumulated value at the end of the accumulation period is less than $2,000. Before the Contract is terminated, we will send you a notice giving you 60 days to increase the accumulated value to $2,000. However, if deferred income transfers have been made, see 10. BENEFITS AVAILABLE UNDER THE CONTRACT – Flexible Pension Builder Rider (f/k/a/ Deferred Income Rider). Termination of the Contracts will not unfairly discriminate against any owner.
Reinstatement
Reinstatement is only available for full surrender of your Contract. You cannot reinstate a partial surrender, deferred income transfer (except during the 10-day cancellation period), or partial annuitization. If you return a partial surrender or partial annuitization, they will be considered new premium payments.
If you have requested to replace this Contract with an annuity contract from another company and want to reinstate this Contract, the following apply:
•we reinstate the Contract effective on the original surrender date;
•we apply the amount received from the other company (“reinstatement amount”) and the amount of the surrender charge you paid when you surrendered the Contract;
•these amounts are priced on the valuation date the money from the other company is received by us;
•commissions are not paid on the reinstated amounts; and
•new data page is sent to your address of record.
Reports
We will mail to you a statement, along with any reports required by state law, of your current accumulated value at least once per year prior to the annuitization date. After the annuitization date, any reports will be mailed to the person receiving the annuity benefit payments.
Quarterly statements reflect purchases and redemptions occurring during the quarter as well as the balance of units owned and accumulated values.
Telephone and Internet Services
If you elect telephone services or you elect internet services and satisfy our internet service requirements (which are designed to ensure compliance with federal UETA and E-SIGN laws), instructions for the following transactions may be given to us via the telephone or internet:
•make premium payment allocation changes;
•set up Dollar Cost Averaging (DCA) scheduled transfers;
•make transfers; and
•make changes to Automatic Portfolio Rebalancing (APR).
Neither the Company nor the Separate Account is responsible for the authenticity of telephone service or internet transaction requests. We reserve the right to refuse telephone service or internet transaction requests. You are liable for a loss resulting from a fraudulent telephone or internet order that we reasonably believe is genuine. We follow procedures in an attempt to assure genuine telephone service or internet transactions. If these procedures are not followed, we may be liable for loss caused by unauthorized or fraudulent transactions. The procedures may include recording telephone service transactions, requesting personal identification (for example, name, address, security phrase, password, daytime telephone number, or birth date) and sending written confirmation to your address of record.
Instructions received via our telephone services and/or the internet are binding on both owners if the Contract is jointly owned.

If the Contract is owned by a business entity or a trust, an authorized individual (with the proper password) may use telephone and/or internet services. Instructions provided by the authorized individual are binding on the owner.
We reserve the right to modify or terminate telephone service or internet transaction procedures at any time. Whenever reasonably feasible, we will provide you with prior notice (by mail or by email, if previously authorized by you) if we modify or terminate telephone service or internet transaction procedures. In some instances, it may not be reasonably feasible to provide prior notice if we modify or terminate telephone service or internet transaction procedures; however, any modification or termination will apply to all Contract owners in a non-discriminatory fashion.
Telephone Services
Telephone services are available to you. Telephone services may be declined on the application or at any later date by providing us with written notice. You may also elect telephone authorization for your registered representative by providing us written notice.
If you elect telephone privileges, instructions
•may be given by calling us at 1-800-852-4450 while we are open for business (generally, between 8 a.m. and 6 p.m. Eastern Time on any day that the NYSE is open).
•that are in good order and received by us before the close of a valuation period will receive the price next determined (the value as of the close of that valuation period).
•that are in good order and received by us after the close of a valuation period will receive the price next determined (the value as of the close of the next valuation period).
•that are not in good order when received by us will be effective the next valuation date that we receive good order instructions.
Internet
Internet services are available to you if you register for a secure login on the Principal Financial Group web site, www.principal.com. You may also elect internet authorization for your registered representative by providing us written notice.
If you register for internet privileges, instructions
•that are in good order and received by us before the close of a valuation period will receive the price next determined (the value as of the close of that valuation period).
•that are in good order and received by us after the close of a valuation period will receive the price next determined (the value as of the close of the next valuation period).
•that are not in good order when received by us will be effective the next valuation day that we receive good order instructions.
Important Information About Customer Identification Procedures
To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who applies for a Contract. When you apply for a Contract, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.
If concerns arise with verification of your identification, no transactions will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity within 30 days of our receipt of your original premium payment, the Contract will be terminated and any value surrendered in accordance with normal redemption procedures. We will not suspend your right of full redemption or postpone the date of payment upon redemption except as permitted by Section 22(e) of the Investment Act of 1940 or as amended.
We do not knowingly sell annuities that are for the benefit of a business/organization that is illegal under Federal and/or State law (such as a marijuana clinic), or a person who owns or receives income from such an entity or whose source of funds is illegal.

Performance Calculation
The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the hypothetical performance of its divisions for this Contract as if the Contract had been issued on or after the date the underlying mutual fund in which the division invests was first offered. The hypothetical performance from the date of the inception of the underlying mutual fund in which the division invests is calculated by reducing the actual performance of the underlying mutual fund by the fees and charges of this Contract as if it had been in existence.
The yield and total return figures described below vary depending upon market conditions, composition of the underlying mutual fund’s portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance. For further information on how the Separate Account calculates yield and total return figures, see the SAI.
From time to time the Separate Account advertises its Money Market division’s “yield” and “effective yield” for these Contracts. Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the division refers to the income generated by an investment in the division over a 7-day period (which period is stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The “effective yield” is slightly higher than the “yield” because of the compounding effect of the assumed reinvestment.
The Separate Account also advertises the average annual total return of its various divisions. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable accumulated value.
The Underlying Mutual Funds
The underlying mutual funds are registered under the Investment Company Act of 1940 as open-end investment management companies. The underlying mutual funds provide the investment vehicles for the Separate Account.
We purchase and sell shares of the underlying mutual fund for the Separate Account at their net asset value. Shares represent interests in the underlying mutual fund available for investment by the Separate Account. Each underlying mutual fund corresponds to one of the divisions. The assets of each division are separate from the others. A division’s performance has no effect on the investment performance of any other division.
The underlying mutual funds are NOT available to the general public directly. The underlying mutual funds are available only as investment options in variable life insurance policies and/or variable annuity contracts issued by life insurance companies and qualified plans. Some of the underlying mutual funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to and may in fact be modeled after publicly traded mutual funds, you should understand that the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of any underlying mutual fund may differ substantially from the investment performance of a publicly traded mutual fund.
Legal Opinions
Legal matters applicable to the issue and sale of the Contracts, including our right to issue Contracts under Iowa Insurance Law, have been passed upon by Doug Hodgson, Counsel.
Other Variable Annuity Contracts
The Company currently offers other variable annuity contracts that participate in Separate Account B. In the future, we may designate additional group or individual variable annuity contracts as participating in Separate Account B.

Householding
To avoid sending duplicate copies of materials to owners, only one copy of the applicable prospectus will be mailed to owners having the same name and address on our records. The consolidation of these mailings, called householding, benefits us through reduced mailing expense. If you want to receive multiple copies of these materials, you may call us at 1-800-852-4450. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after we receive your request to stop householding.
Payments to Financial Intermediaries
The Company pays compensation to broker-dealers, financial institutions, and other parties (“Financial Intermediaries”) for the sale of the Contract according to schedules in the sales agreements and other agreements reached between the Company and the Financial Intermediaries. Such compensation generally consists of commissions on premiums paid on the Contract.
The Company and/or its affiliates may also pay other amounts (“Additional Payments”) that include, but are not limited to, marketing allowances, expense reimbursements, and educational payments. These Additional Payments may influence the Financial Intermediaries or their registered representatives to recommend the purchase of this Contract over competing annuity contracts or other investment products. You may ask your registered representative about these differing and divergent interests, how your registered representative is personally compensated, and how your registered representative’s broker-dealer is compensated for soliciting applications for the Contract.
We and/or our affiliates provide services to and/or funding vehicles for welfare benefit plans, retirement plans and employer sponsored benefits. We and our affiliates may pay a bonus or other consideration or incentive to brokers or dealers:
•if a participant in such a welfare benefit or retirement plan or an employee covered under an employer sponsored benefit purchases an individual product with the assistance of a registered representative of an affiliate of ours;
•if a participant in such a retirement plan establishes a rollover individual retirement account with the assistance of a registered representative of an affiliate of ours;
•if the broker or dealer sold the funding vehicle the welfare benefit or retirement plan or employer sponsored benefit utilizes; or
•based on the broker's or dealer's relationship to the welfare benefit or retirement plan or employer sponsored benefit.
The broker or dealer may pay to its financial professionals some or all of the amounts we pay to the broker or dealer.
Conflicts of Interest Related to Underlying Mutual Funds
Compensation and Underlying Mutual Fund Selection
When selecting the underlying mutual funds, we consider each such fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the underlying mutual funds, their advisers, sub-advisers, or their distributors, which can be significant. Additionally, we offer certain underlying mutual funds at least in part because they are managed by an affiliate.
Compensation We Receive from Underlying Mutual Funds
The Company and certain of our affiliates receive compensation from certain underlying mutual funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of an underlying mutual fund’s assets and is as much as 0.25% of the average net assets of an underlying mutual fund that are attributable to the variable life insurance products issued by us and our affiliates that offer the particular fund (the Company’s variable contracts). An investment in an underlying mutual fund with a 12b-1 fee will increase the cost of your investment.

Compensation We Receive from Underlying Mutual Fund Advisors
We and certain of our affiliates also receive compensation from the advisers and sub-advisers to some of the underlying mutual funds. We use this compensation for such purposes as paying expenses that we incur in promoting, issuing, distributing and administering the Contract and providing services on behalf of the underlying mutual funds in our role as intermediary. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation. Such compensation is not reflected in an underlying mutual fund's expenses in cases where it is not paid directly out of such fund’s assets, or if it is derived, in whole or in part, from the advisory fee deducted from fund assets. Owners, through their indirect investment in the underlying mutual funds, bear the costs of these advisory fees.
Other Conflicts of Interest
The underlying mutual funds are available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the separate account and other separate accounts of the Company. Although we do not anticipate any disadvantages to these arrangements, it is possible that a material conflict may arise between the interests of the separate account and one or more of the other separate accounts participating in the underlying mutual funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect owners and payees, including withdrawing the Separate Account from participation in the underlying mutual funds involved in the conflict or substituting shares of other funds.
Mutual Fund Diversification
The United States Treasury Department has adopted regulations under Section 817(h) of the Internal Revenue Code which establishes standards of diversification for the investments underlying mutual funds available under this Contract. Under this Internal Revenue Code Section, separate account investments must be adequately diversified in order for the increase in the value of non-qualified contracts to receive tax-deferred treatment. In order to be adequately diversified, the portfolio of each underlying mutual fund must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. Failure of an underlying mutual fund to meet the diversification requirements could result in tax liability to non-qualified contract holders.
The investment opportunities of the underlying mutual funds could conceivably be limited by adhering to the above diversification requirements. This would affect all owners, including owners of contracts for whom diversification is not a requirement for tax-deferred treatment.
State Regulation
The Company is subject to the laws of the State of Iowa governing insurance companies and to regulation by the Iowa Insurance Division. An annual statement in a prescribed form must be filed by March 1 in each year covering our operations for the preceding year and our financial condition on December 31 of the prior contract year. Our books and assets are subject to examination by the Commissioner of Insurance of the State of Iowa, or the Commissioner’s representatives, at all times. A full examination of our operations is conducted periodically by the National Association of Insurance Commissioners. Iowa law and regulations also prescribe permissible investments, but this does not involve supervision of the investment management or policy of the Company.
In addition, we are subject to the insurance laws and regulations of other states and jurisdictions where we are licensed to operate. Generally, the insurance departments of these states and jurisdictions apply the laws of the state of domicile in determining the field of permissible investments.
Independent Registered Public Accounting Firm
The financial statements of Principal Life Insurance Company Separate Account B and the consolidated financial statements of Principal Life Insurance Company are included in the SAI. Those statements have been audited by Ernst & Young LLP, independent registered public accounting firm, 801 Grand Avenue, Suite 3100, Des Moines, Iowa 50309, for the periods indicated in their reports which also appear in the SAI.

17. REGISTRATION STATEMENT AND SAI

This prospectus (Part A of the registration statement) omits some information contained in the Statement of Additional Information (the “SAI”) (Part B of the registration statement) and Part C of the registration statement, which the Company has filed with the SEC. The SAI is hereby incorporated by reference into this prospectus.
The SAI includes additional information about the Company and is available, without charge, upon request. To obtain a copy of the SAI free of charge, contact your financial professional or write or telephone:

Principal Securities, Inc.
a company of
the Principal Financial Group
Des Moines, IA 50392-2080
Telephone: 1-800-852-4450

You also may obtain a free copy of the SAI by writing to Principal® Pivot Series Variable Annuity, Principal Financial Group, P.O. Box 9382, Des Moines, Iowa 50306-9382. The SAI and other information also are available on the Company’s website (www.principal.com) or by email request (annuityinternet@principal.com). You can also visit the SEC’s website at www.sec.gov, which contains the SAI and other reports. Lastly, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

The name of the Contract is Principal® Pivot Series Variable Annuity. The registration numbers for the Contract are 333-197214 and 811-02091.

APPENDIX A

INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of investment options available under the Contract. To obtain underlying mutual fund statutory and summary prospectuses, you can visit www.principal.com/PivotSeriesReport, call 1-800-852-4450, or send a request to annuityinternet@principal.com.

The expense and performance information below reflects fees and expenses of the underlying mutual funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each underlying mutual fund’s past performance is not necessarily an indication of future performance.

Type	Portfolio Advisor/Sub-advisor	Current Expenses (Net)	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Asset Allocation	American Funds Insurance Series – Asset Allocation Fund (1) – Class 4 Shares Capital Research and Management Company	0.80%	12.16%	10.31%	9.68%
Asset Allocation	American Funds Insurance Series - Managed Risk Asset Allocation Fund (1) – Class P2 Shares Capital Research and Management Company through a sub-advisory agreement with Milliman Financial Risk Management LLC	0.90% (2)	5.88%	7.91%
Asset Allocation	BlackRock Global Allocation V.I. Fund (1) – Class III BlackRock Investment Management, LLC.	1.01% (2)	20.79%	9.17%	6.61%
Asset Allocation	Fidelity VIP Freedom 2020 Portfolio (1)(3) – Service Class 2 FMR Co., Inc.	0.78%	14.72%	9.70%	7.88%
Asset Allocation	Fidelity VIP Freedom 2030 Portfolio (1)(3) – Service Class 2 FMR Co., Inc.	0.84%	16.64%	11.31%	9.24%
Asset Allocation	Fidelity VIP Freedom 2040 Portfolio (1)(3) – Service Class 2 FMR Co., Inc.	0.92%	18.99%	12.49%	10.10%
Asset Allocation	Fidelity VIP Freedom 2050 Portfolio (1)(3) – Service Class 2 FMR Co., Inc.	0.92%	18.99%	12.50%	10.17%

Appendix A - Investment Options Available Under the Contract        60

Type	Portfolio Advisor/Sub-advisor	Current Expenses (Net)	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Asset Allocation	Franklin Templeton VIP Trust - Franklin Income VIP Fund (1) – Class 4 Franklin Advisers, Inc.	0.82% (2)	0.58%	6.83%	5.88%
Asset Allocation	Invesco V.I. Balanced-Risk Allocation Fund (1) – Series II Shares Invesco Advisors, Inc.	1.05% (2)	9.99%	7.62%	6.12%
Asset Allocation	Janus Henderson Series Balanced Portfolio (1)(4) – Service Shares Janus Capital Management LLC	0.87%	14.03%	11.53%	9.95%
Asset Allocation	PIMCO VIT All Asset Portfolio (1)(3) – Advisor Class Research Affiliates, LLC through a sub-advisory agreement with Pacific Investment Management Company LLC (PIMCO)	1.38% (2)	7.91%	7.85%	4.54%
Asset Allocation	Principal VCF Diversified Balanced Managed Volatility Account (1)(3) – Class 2 Principal Management Corporation	0.57%	12.03%	8.50%
Asset Allocation	Principal VCF Diversified Growth Managed Volatility Account (1)(3) – Class 2 Principal Management Corporation	0.60%	13.06%	9.70%
Asset Allocation	Principal VCF Principal LifeTime 2020 Account – Class 1 (closed to new investors with an application signature date of 6/8/19 and later) Principal Global Investors, LLC	0.53%	12.89%	8.94%	7.76%
Asset Allocation	Principal VCF Principal LifeTime 2030 Account – Class 1 (closed to new investors with an application signature date of 6/8/19 and later) Principal Global Investors, LLC	0.58%	14.89%	10.28%	8.69%
Asset Allocation	Principal VCF Principal LifeTime 2040 Account – Class 1 (closed to new investors with an application signature date of 6/8/19 and later) Principal Global Investors, LLC	0.63%	16.11%	11.18%	9.48%

Appendix A - Investment Options Available Under the Contract        61

Type	Portfolio Advisor/Sub-advisor	Current Expenses (Net)	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Asset Allocation	Principal VCF Principal LifeTime 2050 Account – Class 1 (closed to new investors with an application signature date of 6/8/19 and later) Principal Global Investors, LLC	0.67%	16.68%	11.68%	9.81%
Asset Allocation	Principal VCF Strategic Asset Management (“SAM”) Portfolios – Balanced Portfolio (1)(3) – Class 2 Edge Asset Management, Inc.	1.00%	10.96%	9.04%	8.01%
Asset Allocation	Principal VCF Strategic Asset Management (“SAM”) Portfolios – Conservative Balanced Portfolio (1)(3) – Class 2 Edge Asset Management, Inc.	1.01%	9.25%	7.47%	6.59%
Asset Allocation	Principal VCF Strategic Asset Management (“SAM”) Portfolios – Conservative Growth Portfolio (1)(3) – Class 2 Edge Asset Management, Inc.	1.02%	12.68%	10.62%	9.29%
Asset Allocation	Principal VCF Strategic Asset Management (“SAM”) Portfolios – Flexible Income Portfolio (1)(3) – Class 2 Edge Asset Management, Inc.	0.97%	7.03%	6.42%	5.69%
Asset Allocation	Principal VCF Strategic Asset Management (“SAM”) Portfolios – Strategic Growth Portfolio (1)(3) – Class 2 Edge Asset Management, Inc.	1.07%	15.13%	11.49%	10.13%
Asset Allocation	TOPS® Aggressive Growth ETF Portfolio (1)(3) – Investor Class Shares Milliman Financial Risk Management, LLC through a sub-advisory agreement with ValMark Advisers, Inc.	0.80%	12.31%	10.84%
Asset Allocation	TOPS® Balanced ETF Portfolio (1)(3) – Investor Class Shares Milliman Financial Risk Management, LLC through a sub-advisory agreement with ValMark Advisers, Inc.	0.81%	8.09%	6.96%

Appendix A - Investment Options Available Under the Contract        62

Type	Portfolio Advisor/Sub-advisor	Current Expenses (Net)	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Asset Allocation	TOPS® Conservative ETF Portfolio (1)(3) – Investor Class Shares Milliman Financial Risk Management, LLC through a sub-advisory agreement with ValMark Advisers, Inc.	0.85%	6.68%	5.45%
Asset Allocation	TOPS® Growth ETF Portfolio (1)(3) – Investor Class Shares Milliman Financial Risk Management, LLC through a sub-advisory agreement with ValMark Advisers, Inc.	0.80%	11.36%	9.94%
Asset Allocation	TOPS® Moderate Growth ETF Portfolio (1)(3) – Investor Class Shares Milliman Financial Risk Management, LLC through a sub-advisory agreement with ValMark Advisers, Inc.	0.79%	10.24%	8.61%
Commodities	PIMCO VIT CommodityRealReturn® Strategy Portfolio (1) – M Class Pacific Investment Management Company LLC (PIMCO)	1.54% (2)	1.08%	2.35%
Commodities	Rydex VI Commodities Strategy Fund Security Investors, LLC, which operates under the name of Guggenheim Investments	1.79% (2)	-22.72%	-2.71%	-10.25%
Convertibles	EQ Advisors Trust 1290 VT Convertible Securities Portfolio (1) – Class IB FMG LLC	1.15% (2)	39.08%	15.22%
Diversified Emerging Markets	American Funds Insurance Series - New World Fund (1) – Class 4 Shares Capital Research and Management Company	1.09% (2)	23.29%	13.05%	6.28%
Diversified Emerging Markets	Principal VCF International Emerging Markets Account – Class 1 (closed to new investors with an application signature date of 6/8/19 and later) Principal Global Investors, LLC	1.20% (2)	19.23%	11.28%	2.93%
Emerging Markets Bond	PIMCO VIT Emerging Markets Bond Portfolio (1)(3) – Administrative Class Pacific Investment Management Company LLC (PIMCO)	1.10%	6.71%	7.75%	5.33%

Appendix A - Investment Options Available Under the Contract        63

Type	Portfolio Advisor/Sub-advisor	Current Expenses (Net)	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Foreign large Blend	American Funds Insurance Series - Managed Risk International Fund (1) – Class P2 Shares Capital Research and Management Company through a sub-advisory agreement with Milliman Financial Risk Management LLC	1.11% (2)	2.80%	6.19%
Foreign large Blend	Calvert VP EAFE International Index Portfolio (1) – Class F Calvert Research and Management	0.68% (2)	7.56%	6.94%	4.65%
Foreign large Blend	Fidelity VIP Overseas Portfolio (1) – Service Class 2 Fidelity Management & Research Company	1.04%	15.33%	8.98%	6.56%
Foreign large Blend	Principal VCF Diversified International Account – Class 1 (closed to new investors with an application signature date of 6/8/19 and later) Principal Global Investors, LLC	0.92%	16.16%	8.77%	6.22%
Foreign large Growth	Invesco V.I. International Growth Fund (1) – Series II Shares Invesco Advisers, Inc.	1.17%	13.74%	8.55%	6.46%
Foreign Large Value	MFS® International Intrinsic Value Portfolio (1) – Service Class Massachusetts Financial Services Company	1.15% (2)	20.21%	12.42%	10.87%
Global Real Estate	Franklin Templeton VIP Trust – Franklin Global Real Estate VIP Fund (1) – Class 2 Franklin Templeton Institutional, LLC	1.25% (2)	-5.39%	3.69%	5.48%
Health	Invesco V.I. Health Care Fund (1) – Series II Shares Invesco Advisers, Inc.	1.23%	14.20%	9.16%	12.81%
High Yield Bond	PIMCO VIT High Yield Portfolio (1) – Administrative Class Pacific Investment Management Company LLC (PIMCO)	0.79%	5.75%	7.20%	6.04%

Appendix A - Investment Options Available Under the Contract        64

Type	Portfolio Advisor/Sub-advisor	Current Expenses (Net)	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Inflation-Protected Bond	American Century VP Inflation Protection Fund (1) – Class II American Century Investment Management, Inc.	0.72%	9.55%	4.64%	3.33%
Intermediate Government	Franklin Templeton VIP Trust – Franklin U.S. Government Securities VIP Fund (1) – Class 2 Franklin Advisers, Inc.	0.78%	3.83%	2.26%	2.03%
Intermediate Government	Principal VCF Government & High Quality Bond Account – Class 1 (closed to new investors with an application signature date of 6/8/19 and later) Edge Asset Management, Inc.	0.51%	2.87%	2.76%	2.86%
Intermediate-Term Bond	Calvert VP Investment Grade Bond Index Portfolio (1) – Class F Ameritas Investment Partners, Inc. through a sub-advisory agreement with Calvert Research and Management	0.57% (2)	7.09%	3.99%	3.49%
Intermediate-Term Bond	Janus Henderson Series Flexible Bond Portfolio (1) – Service Shares Janus Capital Management LLC	0.82% (2)	10.25%	4.67%	4.19%
Intermediate-Term Bond	PIMCO VIT Total Return Portfolio (1) – Administrative Class Pacific Investment Management Company LLC (PIMCO)	0.69%	8.65%	4.75%	3.93%
Intermediate-Term Bond	Principal VCF Core Plus Bond Account – Class 1 (closed to new investors with an application signature date of 6/8/19 and later) Principal Global Investors, LLC	0.48%	9.55%	5.29%	4.46%
Large Blend	DWS Equity 500 Index VIP (1) – Class B2 (closed to new investors with an application signature date of 6/8/19 and later) DWS Investment Management Americas Inc. and Northern Trust Investment, Inc.	0.66% (2)	17.64%	14.47%	13.14%

Appendix A - Investment Options Available Under the Contract        65

Type	Portfolio Advisor/Sub-advisor	Current Expenses (Net)	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Large Blend	EQ Advisors Trust 1290 VT Socially Responsible Portfolio (1) – Class IB FMG LLC	0.93%	20.01%	14.62%	13.52%
Large Blend	Franklin Templeton VIP Trust – Franklin Rising Dividends VIP Fund (1) – Class 4 Frankin Advisers, Inc.	1.00%	15.85%	14.65%	12.25%
Large Blend	Principal VCF LargeCap S&P 500 Index Account (1) – Class 2 Principal Global Investors, LLC	0.50%	17.77%	14.60%	13.26%
Large Blend	Principal VCF Principal Capital Appreciation Account (1) – Class 2 Edge Asset Management, Inc.	0.88%	18.44%	14.60%	12.99%
Large Growth	American Funds Insurance Series - Managed Risk Growth Fund (1) – Class P2 Shares Capital Research and Management Company through a sub-advisory agreement with Milliman Financial Risk Management LLC	0.94% (2)	32.03%	15.64%
Large Growth	Fidelity VIP Contrafund® Portfolio (1) – Service Class 2 Fidelity Management & Research Company	0.86%	30.23%	15.90%	13.23%
Large Growth	Neuberger Berman AMT Sustainable Equity Portfolio (1) – S Class Shares Neuberger Berman LLC	1.18%	19.28%	12.78%	11.40%
Large Growth	Principal VCF Blue Chip Account (1)(4) - Class 3 Principal Global Investors, LLC	1.05% (2)	N/A (5)	N/A (5)	N/A (5)
Large Growth	Principal VCF LargeCap Growth Account I – Class 1 (closed to new investors with an application signature date of 6/8/19 and later) T. Rowe Price Associates, Inc./Brown Advisory, LLC	0.69% (2)	36.20%	20.85%	16.90%

Appendix A - Investment Options Available Under the Contract        66

Type	Portfolio Advisor/Sub-advisor	Current Expenses (Net)	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Large Growth	Rydex VI NASDAQ 100 Fund Security Investors, LLC, which operates under the name of Guggenheim Investments	1.80% (2)	44.96%	22.04%	18.64%
Large Growth	T. Rowe Price Blue Chip Growth Portfolio (1) – II T. Rowe Price Associates, Inc.	1.00% (2)	33.92%	19.22%	17.20%
Large Value	American Century VP Value Fund (1) – Class II American Century Investment Management, Inc.	0.88% (2)	.83%	8.67%	9.57%
Large Value	American Funds Insurance Series – Blue Chip Income and Growth Fund (1)(6) – Class 4 Shares Capital Research and Management Company	0.77% (2)	8.47%	10.58%	10.68%
Large Value	Principal VCF Equity Income Account (1) – Class 2 Edge Asset Management, Inc.	0.73%	6.15%	12.55%	11.35%
Market Neutral	The Merger Fund VL Westchester Capital Management, LLC	1.50% (2)	7.38%	5.11%	3.31%
Mid-Cap Blend	BNY Mellon IP MidCap Stock Portfolio (1) – Service Shares BNY Mellon Investment Adviser, Inc. through a sub-advisory agreement with Mellon Investments Corporation.	1.12%	8.11%	7.90%	10.02%
Mid-Cap Blend	Calvert VP S&P MidCap 400 Index Portfolio (1) – Class F Ameritas Investment Partners, Inc. through a sub-advisory agreement with Calvert Research and Management	0.53% (2)	13.10%	11.72%	10.78%
Mid-Cap Growth	Fidelity VIP Mid Cap Portfolio (1) – Service Class 2 Fidelity Management & Research Company	0.87%	17.87%	10.79%	9.22%

Appendix A - Investment Options Available Under the Contract        67

Type	Portfolio Advisor/Sub-advisor	Current Expenses (Net)	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Mid-Cap Growth	Neuberger Berman AMT Mid-Cap Growth Portfolio (1) – Class S Neuberger Berman LLC	1.11% (2)	39.71%	17.54%	13.72%
Mid-Cap Growth	Principal VCF MidCap Account (1) – Class 2 Principal Global Investors, LLC	0.79%	18.33%	17.00%	15.87%
Mid-Cap Value	DWS Small Mid Cap Value VIP (1) – Class B DWS Investment Management Americas Inc.	1.21% (2)	-1.11%	5.13%	6.56%
Mid-Cap Value	Goldman Sachs VIT – Goldman Sachs Mid Cap Value Fund (1) – Service Shares Goldman Sachs Asset Management, L.P.	1.09% (2)	8.17%	9.73%	9.08%
Money Market	Fidelity VIP Government Money Market Portfolio (1) – Service Class 2 Fidelity Management & Research Company	0.49%	0.24%	0.77%	0.39%
Multialternative	BlackRock 60/40 Target Allocation ETF V.I. Fund (1) – Class III BlackRock Advisors LLC	0.62% (2)	14.35%	9.87%
Multialternative	DWS Alternative Asset Allocation VIP (1)(3) – Class B RREEF America L.L.C. through a sub-advisory agreement with DWS Investment Management Americas Inc.	1.18%	5.32%	4.17%	2.36%
Multialternative	Goldman Sachs VIT – Goldman Sachs Multi-Strategy Alternatives Portfolio (1)(3) – Service Shares Goldman Sachs Asset Management, L.P.	1.26% (2)	6.70%	2.69%
Multialternative	Guggenheim Investments VIF Global Managed Futures Strategy Fund Security Investors, LLC, which operates under the name of Guggenheim Investments	1.83% (2)	2.60%	-1.33%	-1.51%

Appendix A - Investment Options Available Under the Contract        68

Type	Portfolio Advisor/Sub-advisor	Current Expenses (Net)	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Multialternative	Guggenheim Investments VIF Long Short Equity Fund Security Investors, LLC, which operates under the name of Guggenheim Investments	1.73%	4.93%	2.19%	2.89%
Multialternative	Guggenheim Investments VIF Multi-Hedge Strategies Fund Security Investors, LLC, which operates under the name of Guggenheim Investments	1.86% (2)	7.39%	2.01%	2.38%
Multisector Bond	Guggenheim Investments VIF (1) – Series F (Guggenheim Floating Rate Strategies Series) Guggenheim Partners Investment Management, LLC d/b/a Guggenheim Investments	1.23% (2)	0.01%	3.70%
Natural Resources	Rydex VI Basic Materials Fund Security Investors, LLC, which operates under the name of Guggenheim Investments	1.82%	19.75%	13.79%	3.79%
Natural Resources	VanEck VIP Trust – VanEck VIP Global Hard Assets Fund (1)(7) – Class S Shares Van Eck Associates Corporation	1.38%	18.83%	5.93%	-3.83%
Real Estate	Principal VCF Real Estate Securities Account (1) – Class 2 Principal Real Estate Investors, LLC	1.08%	-3.65%	6.74%	9.68%
Short-Term Fixed Income	Columbia VP – Limited Duration Credit Fund (1) – Class 2 Columbia Management Investment Advisors, LLC	0.73% (2)	5.57%	3.99%	2.68%
Short-Term Fixed Income	Lincoln VIP Delaware Limited Term Diversified Income Series (1)(8)(9) – Service Class Lincoln Investment Advisors Corporation	0.83% (2)	4.12%	2.51%	1.83%
Short-Term Fixed Income	PIMCO VIT Low Duration Portfolio (1) – Advisor Class Pacific Investment Management Company LLC (PIMCO)	0.79%	2.89%	1.91%	1.69%

Appendix A - Investment Options Available Under the Contract        69

Type	Portfolio Advisor/Sub-advisor	Current Expenses (Net)	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Short-Term Fixed Income	Principal VCF Short-Term Income Account – Class 1 (closed to new investors with an application signature date of 6/8/19 and later) Edge Asset Management, Inc.	0.47%	3.36%	2.71%	2.34%
Small Blend	Calvert VP Russell 2000 Small Cap Index Portfolio (1) – Class F Ameritas Investment Partners, Inc. through a sub-advisory agreement with Calvert Research and Management	0.59% (2)	19.40%	12.66%	10.38%
Small Blend	Goldman Sachs VIT – Goldman Sachs Small Cap Equity Insights Fund (1) – Service Shares Goldman Sachs Asset Management, L.P.	1.06% (2)	8.34%	10.96%	10.34%
Small Blend	Principal VCF SmallCap Account (1) – Class 2 Principal Global Investors, LLC	1.09%	21.87%	12.66%	12.12%
Small Growth	ClearBridge Variable Small Cap Growth Portfolio (1) – Class II Shares ClearBridge Investments, LLC through a sub-advisory agreement with Legg Mason Partners Fund Advisor, LLC	1.06%	42.91%	19.54%	15.59%
Small Growth	EQ Advisors Trust 1290 VT Micro Cap Portfolio (1) – Class IB FMG LLC	1.15% (2)	50.22%	20.81%
Small Growth	MFS® New Discovery Series (1) – Service Class Massachusetts Financial Services Company (MFS)	1.12% (2)	45.58%	22.68%	14.41%
Small Value	BlackRock Advantage U.S. Total Market V.I. Fund (1)(10) – Class III BlackRock Investment Management, LLC.	0.80% (2)	19.65%	15.08%	11.98%
Small Value	Columbia VP – Small Cap Value Fund (1) – Class 2 Columbia Management Investment Advisors, LLC	1.25%	8.59%	10.22%	8.19%

Appendix A - Investment Options Available Under the Contract        70

Type	Portfolio Advisor/Sub-advisor	Current Expenses (Net)	Average Annual Total Returns (as of 12/31/20)
			1 year	5 year	10 year
Small Value	EQ Advisors Trust 1290 VT GAMCO Small Company Value Portfolio (1) – Class IB FMG LLC	1.07%	9.51%	10.29%	9.64%
Technology	Janus Henderson Series Global Technology and Innovation Portfolio (1) – Service Shares Janus Capital Management LLC	0.99%	50.73%	29.44%	19.87%
Utilities	MFS® Utilities Series (1) – Service Class Massachusetts Financial Services Company	1.04%	5.62%	11.10%	8.93%
World Bond	Franklin Templeton VIP Trust – Templeton Global Bond VIP Fund (1) – Class 4 Franklin Advisers, Inc	0.84% (2)	-5.00%	0.56%	1.46%
World Large Stock	EQ Advisors Trust 1290 VT Smartbeta Equity Portfolio (1) – Class IB FMG LLC	1.10% (2)	10.95%	11.26%
World Stock	ALPS/Red Rocks Global Opportunity Portfolio (1) – Class III ALPS Advisors/Red Rocks Capital LLC.	2.38% (2)	9.25%	12.51%
World Stock	American Funds Insurance Series – Global Small Capitalization Fund (1) – Class 4 Shares Capital Research and Management Company	1.24%	29.39%	14.15%	9.17%
(1) This underlying mutual fund pays 12b-1 fees to PSI.
(2) This reflects an expense reimbursement and/or fee waiver arrangement that is in place and reported in the underlying mutual fund’s registration statement. This agreement may be terminated in the future and, therefore, the expense figures shown reflect temporary fee reductions.
(3) This underlying mutual fund is a fund of funds. The fund of funds expenses may be higher than other fund types because the expenses of the selected fund include the expenses of the funds it holds.
(4) This investment option will be available on June 5, 2021.
(5) This Fund is not showing Average Annual Total Returns because operations commenced on December 9, 2020 and does not have annual returns for the years shown.
(6) Effective June 5, 2021, the American Funds Insurance Series Blue Chip Income and Growth Fund will be known as the American Funds Insurance Series Washington Mutual Investors Fund.
(7) Effective June 5, 2021, the VanEck VIP Global Hard Assets Fund will be known as the VanEck VIP Global Resources Fund
(8) This was formally known as the Delaware Variable Insurance Products Limited-Term Diversified Income Series.
(9) Effective May 1, 2021, this account is not available to customers with an application signature date on or after May 1, 2021.
(10) Effective June 5, 2021, the BlackRock Advantage U.S. Total Market V.I. Fund will be know as BlackRock Advantage SMID Cap V.I. Fund.

Appendix A - Investment Options Available Under the Contract        71